                                 EXHIBIT 10.2

       Note Purchase Agreement, dated as of March 13, 1995 by and among Printpack, Inc. and certain shareholders of Printpack, Inc. as amended.

                                PRINTPACK, INC.



                   $10,384,000 IN AGGREGATE PRINCIPAL AMOUNT
                                      OF
                   11.00% SUBORDINATED NOTES DUE MAY 4, 2014

                                PRINTPACK, INC.



                   $10,384,000 IN AGGREGATE PRINCIPAL AMOUNT
                                      OF
                   11.00% SUBORDINATED NOTES DUE MAY 4, 2014



                       ---------------------------------

                            NOTE PURCHASE AGREEMENT

                       ---------------------------------






                          Dated as of March 13, 1995

                               TABLE OF CONTENTS

1.      ISSUANCE OF NOTES .............................................. 1
        1.1     Authorization of Notes ................................. 1
        1.2     Purchase and Sale of Notes; Closing .................... 2
        1.3     Use of Proceeds ........................................ 2
        1.4     Definitions ............................................ 2
2.      GENERAL REPRESENTATIONS AND WARRANTIES OF THE COMPANY .......... 2
        2.1     Capital Stock .......................................... 2
        2.2     Organization and Authority ............................. 3
        2.3     No Material Adverse Change ............................. 3
        2.4     Licenses, Registrations, etc ........................... 3
        2.5     Compliance with Other Instruments, etc. ................ 4
        2.6     Compliance with Law .................................... 4
        2.7     Corporate Proceedings .................................. 4
        2.8     No Event of Default .................................... 4
        2.9     No Materially Adverse Contracts ........................ 4
        2.10    Compliance with ERISA; Multiemployer Plans ............. 5
        2.11    Compliance with Environmental Laws ..................... 6
        2.12    Pending Litigation, etc ................................ 7
        2.13    Taxes .................................................. 7
        2.14    Holding Company Act; Investment Company Act ............ 8
        2.15    No Margin Regulation Violation ......................... 8
        2.16    Outstanding Securities ................................. 8
        2.17    Consents ............................................... 9
        2.18    Validity of Agreement and Notes ........................ 9
        2.19    Labor Relations ........................................ 9
        2.20    Insurance ..............................................10
        2.21    Solvency ...............................................10
3.      REPRESENTATIONS OF THE PURCHASER ...............................10
        3.1     No Intent to Distribute ................................10
4.      NOTE PREPAYMENTS ...............................................11
        4.1     Mandatory Prepayments ..................................11
        4.2     Optional Prepayments ...................................11
        4.3     Partial Prepayments Pro Rata ...........................12
5.      CERTAIN COVENANTS OF THE COMPANY ...............................12
        5.1     Corporate Existence ....................................12
        5.2     General Maintenance of Properties and Business, Etc ....12
        5.3     Compliance with Law, etc ...............................13
        5.4     Prepayment of Taxes and Claims .........................13
        5.5     Notice of Certain Events and Conditions ................14
        5.6     Inspection .............................................14
        5.7     ERISA ..................................................14
        5.8     Transactions with Affiliates ...........................15

        5.9     Nature of Business .....................................15
        5.10    Environmental Law Compliance ...........................15
        5.11    Further Assurances .....................................16
6.      DEFAULTS AND REMEDIES ..........................................16
        6.1     Events of Default; Acceleration of Notes ...............16
        6.2     Default Remedies .......................................18
        6.3     Notice of Default ......................................18
7.      SUBORDINATION OF THE NOTES .....................................19
        7.1     Subordination ..........................................19
        7.2     Definitions ............................................19
        7.3     Payment Blockage Period ................................20
        7.4     Acceleration of Subordinated Notes .....................20
        7.5     Insolvency, Bankruptcy, etc ............................21
        7.6     Maturity or Acceleration of Senior Debt ................22
        7.7     Constructive Trust .....................................22
        7.8     Obligations of the Company .............................23
        7.9     Subrogation ............................................23
        7.10    Amendment to Senior Debt, etc ..........................23
        7.11    Filing Proofs of Claim, Consents, Assignments, etc .....23
8.      INTERPRETATION OF AGREEMENT AND NOTES ..........................24
        8.1     Definitions ............................................24
        8.2     Accounting Terms .......................................28
        8.3     Governing Law ..........................................28
        8.4     Headings ...............................................28
        8.5     Independence of Covenants ..............................28
9.      MISCELLANEOUS ..................................................29
        9.1     Limitation on Transfer .................................29
        9.2     Notices ................................................29
        9.3     Survival ...............................................29
        9.4     Successors and Assigns .................................29
        9.5     Amendment and Waiver ...................................29
        9.6     Counterparts ...........................................30


                            SCHEDULES AND EXHIBITS

SCHEDULE 1      Purchasers
EXHIBIT A       Form of Note

                                PRINTPACK, INC.
                           4335 Wendell Drive, S.W.
                          Atlanta, Georgia 30336-1622
                         Telephone No.: (404) 691-2538
                        Telecopier No.: (404) 696-4868

                          ---------------------------


                            NOTE PURCHASE AGREEMENT

                          ---------------------------


                                                     Dated as of March 13, 1995


To the Purchasers of the Notes
(as defined herein) named in Schedule I hereto


Ladies and Gentlemen:

        The undersigned, Printpack, Inc., a Georgia corporation (the "Company"), hereby agrees with you as follows.

1.      ISSUANCE OF NOTES.

        1. 1.   Authorization of Notes.

        The Company has authorized the issuance and sale of $10,384,000 in aggregate principal amount of its 11.00% Subordinated Notes due May 4, 2014 (such notes, together with all notes in the form annexed hereto as Exhibit A issued in exchange or replacement for, or on registration of transfer of, such notes are hereinafter called the "Notes"). Each Note shall bear interest from the date thereof until such Note shall become due and payable in accordance with the terms thereof and hereof (whether at maturity, by acceleration or otherwise) at the rate of 11.00% per annum, payable annually each December 15 (each, an "Interest Payment Date"), commencing December 15, 1995, and shall have a stated maturity of May 4, 2014. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Each Note shall bear interest on any overdue principal, including any overdue payment or prepayment of principal and (to the extent permitted by applicable law) on any overdue installment of interest, at the rate of 13.00% per annum. If the Company shall have paid or agreed to pay any interest on any Note in excess of that permitted by law, then it is the express intent of the Company and the holder thereof that all excess amounts previously paid or to be paid by the Company be applied to reduce the principal balance of such Note, and the provisions thereof immediately be deemed reformed and the amounts thereafter collectable thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder.

        1.2.    PURCHASE AND SALE OF NOTES; CLOSING.

        The Company agrees to sell to you, and upon and subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein, you agree to purchase from the Company, Notes in the aggregate of principal amount specified opposite your name in Schedule I hereto at a purchase price equal to one hundred percent (100%) of such principal amount (the "Purchase Price"). The Notes are to be sold and delivered on March 13, 1995 (the "Closing Date"). On the Closing Date, the Company will deliver to you a Note or Notes dated the Closing Date, in the principal amount or amounts specified therefor opposite your name in Schedule I hereto and registered in your name, or in the name of such nominee as may be set forth under your name in Schedule I hereto or you shall have designated by notice to the Company at least two (2) Business Days prior to the Closing Date.

        1.3     USE OF PROCEEDS.

        The proceeds of the sale of the Notes (net of expenses and costs) will be used for general corporate purposes.

        1.4.    DEFINITIONS.

        Certain capitalized terms used in this Agreement are defined in Section
8. 1. hereof. References to a "Schedule" or "Exhibit" are, unless otherwise specified, to the appropriate Schedule or Exhibit annexed to this Agreement, each of which is deemed to be a part hereof.

2.      GENERAL REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        Prior to giving effect to the transactions contemplated herein, the Company represents and warrants to you as follows:

        2.1.    CAPITAL STOCK.

        The authorized capital stock of the Company consists of 3,049,814 shares of Common Stock, no par value per share (the "Common Stock"), of which 3,049,814 shares are issued and outstanding. All such outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable shares and free of preemptive rights. The Company's Common Stock is vested with all the voting rights of the Company.

        2.2.    ORGANIZATION AND AUTHORITY.

        (a)     The Company:

                (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                (ii) has all requisite power and authority (corporate and other) to own and operate its properties, to conduct its business as currently conducted, and

                (iii) has made all filings and holds all franchises, licenses, permits and registrations which are required under the laws of each jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities makes such filings, franchises, licenses, permits or registrations necessary, except for filings, franchises, licenses, permits or registrations which individually or in the aggregate are not material to the Company.

        (b) The Company has all requisite power and authority (corporate and other) necessary to enter into this Agreement, to offer, issue, sell and deliver the Notes and to perform its obligations under this Agreement and the Notes.

        2.3.    NO MATERIAL ADVERSE CHANGE.

        Since June 25, 1994, there has been no material adverse change in the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates.

        2.4.    LICENSES, REGISTRATIONS, ETC.

        Each of the Company and its Affiliates owns or possesses, and holds free from burdensome restrictions or known conflicts with the rights of others, all licenses, registrations, franchises, permits, copyrights, trademarks, service marks, trade names and patents and all rights with respect to the foregoing, necessary for the conduct of their respective businesses as now conducted and as proposed to be conducted, and is in full compliance with the terms and conditions, if any, of all such licenses, registrations, franchises, permits, copyrights, trademarks, serviced marks, trade names, patents and all rights with respect to the foregoing and the terms and conditions of any agreements relating thereto, except for such conflicts or noncompliance which, either individually or in the aggregate, do not materially and adversely affect, and in the future will not materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates.

        2.5.    COMPLIANCE WITH OTHER INSTRUMENTS, ETC.

        The Company is not (a) in violation of any term of its charter, by-laws, articles of association or other organizational document or (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in, and is not otherwise in default under, (i) any evidence of Indebtedness for Money Borrowed or any instrument or agreement under or pursuant to which any evidence of Indebtedness for Money Borrowed has been issued or (ii) any other instrument or agreement to which it is a party or by which it is bound or any of its properties is affected. Neither the execution, delivery or performance by the Company of this Agreement, nor the offer, issuance, sale, delivery or performance of the Notes by the Company does or will: (A) conflict with or violate the charter, by-laws, articles of association or other organizational documents of the Company or (B) require any consent of, or other action by, any stockholder, trustee or any creditor of, any lessor to or any investor in, the Company which has not been obtained.

        2.6.    COMPLIANCE WITH LAW.

        The Company is in compliance with all statutes, laws and ordinances and all governmental rules and regulations to which it is subject, the violation of which, either individually or in the aggregate, could materially adversely affect the business, earnings, properties or condition (financial or other) of the Company. Neither the execution, delivery or performance by the Company of this Agreement, nor the offer, issuance, sale, delivery or performance by the Company of the Notes does or will cause the Company to be in violation of any law or ordinance, or any order, rule or regulation, of any federal, state, municipal or other governmental or public authority or agency.

        2.7.    CORPORATE PROCEEDINGS.

        The Company has taken all corporate action necessary, as the case may be, to authorize the execution and delivery of this Agreement, the offer, issuance, sale and delivery of the Notes, and the performance of all obligations to be performed by them hereunder and thereunder.

        2.8.    NO EVENT OF DEFAULT.

        No event has occurred and is continuing, and no condition exists, that, if the Notes had been issued and were outstanding on the date hereof, would constitute a Default or an Event of Default.

        2.9.    NO MATERIALLY ADVERSE CONTRACTS.

        None of the Company nor any of its Affiliates is a party to or bound by (nor are any of their respective properties affected by) any contract or agreement, or subject to any order, writ, injunction or decree or other action of any court or any governmental department, commission, bureau, board or other administrative agency or official, or any charter or other corporate or contractual restriction, which materially and adversely affects, or in the future will materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates.

        2.10.   COMPLIANCE WITH ERISA; MULTIEMPLOYER PLANS.

        (a) Neither the execution and delivery of this Agreement by the Company, the offer, issuance, sale and delivery of the Notes by the Company, the acquisition of the Notes by you, the application by the Company of the proceeds of the sale of the Notes, nor the consummation of any of the other transactions contemplated by this Agreement, constitutes or will constitute a "prohibited transaction" (within the meaning of Section 4975 of the Code or Section 406 of ERISA). The representation by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of the representations made by you in Section 3.1. hereof

        (b) Each Plan of each of the Company and its Affiliates is in compliance in all respects with applicable provisions of ERISA, the Code and applicable foreign law. Each of the Company and its Affiliates has made all contributions to the Plans required to be made by them.

        (c) Except for liabilities to make contributions and to pay PBGC premiums and administrative costs, none of the Company, any of its Affiliates, or any ERISA Affiliate has incurred any material liability to or on account of any Plan or Pension Plan under applicable provisions of ERISA, the Code or applicable foreign law, and no condition exists which presents a material risk to the Company, any of its Affiliates, or any ERISA Affiliate of incurring any such liability. No domestic Pension Plan has an "accumulated funding deficiency" (within the meaning of Section 412 of the Code), whether or not waived, and no foreign Pension Plan is in violation of any funding requirements imposed by applicable foreign law. None of the Company, any of its Affiliates, or any ERISA Affiliate, the PBGC or any other Person has instituted any proceedings or taken any other action to terminate any Pension Plan.

        (d) The actuarial present value of all accrued benefit liabilities under each domestic Pension Plan and under each foreign Pension Plan (based on the assumptions used in the funding of such Pension Plan, which assumptions are reasonable, and determined as of the last day of the most recent plan year of such domestic Pension Plan for which an annual report has been filed with the Internal Revenue Service (the "IRS") or of such foreign Pension Plan for which year-end actuarial information is available) did not exceed the current fair market value of the assets of such Pension Plan as of such last day.

        (e) None of the Plans is a Multiemployer Plan, and none of the Company, any of its Affiliates, or any ERISA Affiliate has contributed or been obligated to contribute to any Multiemployer Plan at any time within the preceding six years.

        2.11.   COMPLIANCE WITH ENVIRONMENTAL LAWS.

        (a) Each of the Company and its Affiliates is, and will continue to be, in full compliance with all applicable federal, state and local environmental laws, regulations and ordinances governing its business, products, properties or assets with respect to all discharges into the ground and surface water, emissions into the ambient air and generation, accumulation, storage, treatment, transportation, labeling or disposal of waste materials or process by-products the violation of which could materially and adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates, and none of the Company or any of its Affiliates is liable for any penalties, fines or forfeitures for failure to comply with any of the foregoing. All licenses, permits or registrations required for the business of the Company and any of its Affiliates as presently conducted and proposed to be conducted, under any federal, state or local environmental laws, regulations or ordinances have been obtained or made, other than any such licenses, permits or registrations the failure to obtain or make which, either individually or in the aggregate, does not materially and adversely affect, and will not materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates, and each of the Company and its Affiliates is in compliance therewith.

        (b) No release, emission or discharge into the environment of hazardous substances, as defined under the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, or hazardous waste, as defined under the Resource Conservation and Recovery Act, or air pollutants as defined under the Clean Air Act, or pollutants, as defined under the Clean Water Act, has occurred or is presently occurring on or from any property owned or leased by the Company or any of its Affiliates in excess of federal, state or local permitted releases or reportable quantities, or other concentrations, standards or limitations under the foregoing laws or any state or local law governing the protection of health and the environment or under any other federal, state or local laws or regulations (then or now applicable, as the case may be) other than any such releases, emissions or discharges which could result in the incurrence by the Company and any of its Affiliates of liabilities of any nature whatsoever, including civil or criminal fines or penalties, judgments, indemnity obligations and costs of remediation (including all fees and expenses of professionals), which, either individually or in the aggregate, does not materially and adversely affect, and will not materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates.

        c) None of the Company or any of its Affiliates has ever (i) owned, occupied or operated a site or structure on or in which any hazardous substance was or is stored, transported or disposed of, or (ii) transported or arranged for the transportation of any hazardous substance except, in each case, in full compliance with all applicable federal, state and local environmental laws, regulations and ordinances governing its business, products, properties or assets or the storage, transportation or disposal of hazardous substances other than noncompliance which, either individually or in the aggregate, does not materially and adversely affect, and will not materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates. None of the Company or any of its Affiliates has ever caused or been held legally responsible for any release or threatened release of any hazardous substance, or received notification from any federal, state or other governmental authority of any such release or threatened release, or that it may be required to pay any costs or expenses incurred or to be incurred in connection with any efforts to mitigate the environmental impact of any release or threatened release, of any hazardous substance from any site or structure owned, occupied or operated by the Company or any of its Affiliates.

        2.12.   PENDING LITIGATION, ETC.

        There is no action at law, suit in equity or other proceeding or investigation (whether or not purportedly on behalf of the Company or any of its Affiliates) in any court, tribunal or by or before any other governmental or public authority or agency or any arbitrator or arbitration panel, pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Affiliates or any of their respective properties, that either individually or in the aggregate (a) would be reasonably likely to materially and adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates, or
(b) could question the validity of this Agreement or the Notes. None of the Company or any of its Affiliates is in default with respect to any order, writ, injunction, judgment or decree of any court or other governmental or public authority or agency or arbitrator or arbitration panel.

        2.13. TAXES.

        All federal, state and other tax returns of the Company and each of its Affiliates required by law to be filed have been duly filed or a valid extension for such filing has been obtained, and all federal, state and other taxes, assessments, fees and other governmental charges upon the Company or each of its Affiliates or upon any of their properties, income or assets that are due and payable have been paid. The Company does not know of any proposed, asserted or assessed tax deficiency against the Company or any of its Affiliates. None of the Company or any of its Affiliates is a party to or bound by or obligated under any tax sharing or similar agreement. There are no Liens on any properties or assets of the Company or any of its Affiliates or arising as a result of the delinquent payment or the non-payment of any tax, assessment, fee or other governmental charge. None of the Company or any of its Affiliates (a) has assumed or is liable for any federal, state or other income tax liability of any other Person, including any predecessor corporation, as a result of any purchase of assets or other business acquisition transaction (other than a merger in which the Company was the surviving corporation or a consolidation) or (b) has indemnified any other Person or otherwise agreed to pay on behalf of any other Person tax liability growing out of or which may be asserted on the basis of any tax treatment adopted with respect to all or any aspect of such a business acquisition transaction. The charges, accruals and reserves, if any, on the books of each of the Company and any of its Affiliates in respect of federal, state and local corporate franchise and income taxes for all fiscal periods to date are adequate in accordance with generally accepted accounting principles, and the Company knows of no additional unpaid assessments for such periods or of any basis therefor here are no applicable taxes, fees or other governmental charges payable by the Company or any of its Affiliates in connection with the execution and delivery of this Agreement or the offer, issuance, sale and delivery of the Notes.

        2.14.   HOLDING COMPANY ACT; INVESTMENT COMPANY ACT.

        (a) None of the Company or any of its Affiliates is a "public utility company" or a "holding company," or a "subsidiary company" of a "holding company," or an affiliate of a "holding company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended.

        (b) None of the Company or any of its Affiliates is an "investment company," or an "affiliated person" of an "investment company," or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, and none of the Company or any of its Affiliates is an "investment adviser" or an "affiliated person" of an "investment adviser" as such terms are defined in the Investment Advisers Act of 1940, as amended.

        2.15.  NO MARGIN REGULATION VIOLATION.

        None of the transactions contemplated by this Agreement nor the application of any part of the proceeds from the sale of the Notes will violate or result in a violation of Section 7 of the Exchange Act or any regulations issued pursuant thereto, including, without incantation, Regulation G (12 C.F.R., Part 207), as amended, Regulation T (12 C.F.R., Part 220), as amended, and Regulation X (12 C.F.R., Part 224), as amended, of the Board of Governors of the Federal Reserve System, or will require you to obtain a statement in conformity with the requirements of Federal Reserve Form FR G-3 to register on Federal Reserve Form FR G-1 under such regulations. The assets of the Company do not include any "margin securities" within the meaning of such Regulation G, and the Company does not have any intention of acquiring any such margin securities.

        2.16.  OUTSTANDING SECURITIES.

        All Securities (as defined in the Securities Act) of the Company have been offered, issued, sold and delivered in compliance with, or pursuant to exemptions from, all applicable federal and state laws, and the rules and regulations of federal and state regulatory bodies governing the offering, issuance, sale and delivery of securities. The Company is not required to file on the date hereof nor has it filed prior to the date hereof, pursuant to
Section 12 of the Exchange Act, a registration statement relating to any class of debt or equity securities.

        2.17.   CONSENTS.

        Any prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency that is, was or will be required for the valid execution, delivery and performance of this Agreement and the valid offer, issuance, sale, delivery and performance of the Notes has been obtained. Each of the Company and its Affiliates have obtained all consents, approvals or authorizations of, made all declarations or filings with, or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Company and any of its Affiliates of their respective businesses as now conducted, other than such consents, approvals, authorizations, declarations, filings and notices which, neither individually nor in the aggregate, materially and adversely affect, or in the future will materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates.

        2.18.   VALIDITY OF AGREEMENT AND NOTES.

        This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms. Upon receipt by the Company of payment for the Notes as provided in this Agreement, the Notes will have been duly issued and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

        2.19.   LABOR RELATIONS.

        None of the Company or any of its Affiliates is engaged in any unfair labor practice which could materially adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates. There is (a) no unfair labor practice complaint pending or, to the best knowledge of the Company, threatened against the Company or any of its Affiliates before the National Labor Relations Board or any court or labor board, and no grievance or arbitration proceedings arising out of or under collective bargaining agreements is so pending or, to the best knowledge of the Company, threatened; (b) no strike, lock-out, labor dispute, slowdown or work stoppage pending or, to the best knowledge of the Company, threatened against the Company or any of its Affiliates; and (c) no union representation or certification question existing or pending with respect to the employees of the Company or any of its Affiliates and, to the best knowledge of the Company, no union organization activity taking place, which unfair labor practice complaint, grievance or arbitration proceedings, strike, lock-out, labor dispute, slowdown or work stoppage or union representation or certification question could have a material adverse effect on the business, earnings, properties, prospects or condition (financial or other) of the Company or any of its Affiliates.

        2.20.   INSURANCE.

        Each of the Company and its Affiliates has, with respect to its properties and businesses, insurance of the types, with the insurers of such a nature and with such terms as a prudent person would maintain with respect to similar properties and a similar business.

        2.21.   SOLVENCY.

        Each of the Company and its Affiliates is Solvent and, immediately after giving effect to the issue and sale of the Notes and the consummation of the other transactions contemplated by this Agreement, each of the Company and its Affiliates will be Solvent.

        For purposes of this Section 2.21. the term "Solvent" shall mean, with respect to any Person, that:

        (a) the assets of such Person, at a fair valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person,

        (b) based on current projections, which are based on underlying assumptions which provide a reasonable basis for the projections and which reflect such Person's judgment based on present circumstances of the most likely set of conditions and such Person's most likely course of action for the period projected, such Person believes it has sufficient cash flow to enable it to pay its debts as they mature, and

        (c) such Person does not have an unreasonably small capital with which to engage in its anticipated business.

        For purposes of this Section 2.21., the "fair valuation" of the assets of any Person shall be determined on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such assets at the regular market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions.

3.      REPRESENTATIONS OF THE PURCHASER.

        3.1.    NO INTENT TO DISTRIBUTE.

        This Agreement is made with you in reliance upon your representation to the Company, which by your acceptance hereof you confirm, that you are purchasing the Notes as principal for your own account and not with a view to the distribution thereof, and that you have no present intention of distributing any of the same; provided, however, that the disposition of your property shall be at all times within your own control and that your right to sell or otherwise dispose of all or any part of the Notes purchased or acquired by you pursuant to an effective registration statement under the Securities Act or under an exemption from such registration available under the Securities Act (including but not limited to the exemption provided by Rule 144A of the SEC thereunder) and in accordance with any applicable state securities law shall not be prejudiced; provided further, that you acknowledge that nothing in this Agreement is intended to impose an obligation on the Company to register the Notes under the Securities Act or any state securities law. You hereby represent that you have not engaged any Person to act as your agent, broker or dealer in connection with the purchase of the Notes hereunder. The Company and you each acknowledge that the Notes are securities (as defined in the Securities Act and the Exchange Act).


4.      NOTE PREPAYMENTS.

        4.1.    MANDATORY PREPAYMENTS.

        (a) The Company shall, without notice, make a prepayment with respect to the Notes, without premium, on May 25, 2005, in an aggregate amount of $3,422,000, to be allocated among the holders of the Notes in proportion pursuant to Section 4.3. hereof. Notwithstanding anything contained in this Section, on the maturity date of the Notes, the full principal amount of the Notes then outstanding, together with accrued interest thereon, shall be due and payable.

        (b) With respect to any Note which is held by an employee of the Company who is not a member of the Love Family, the Company shall prepay, without premium, the principal and accrued interest on such Note on a date determined by the Company within 60 days after the termination of such employment for any reason whatsoever, including death.

        4.2.    OPTIONAL PREPAYMENTS.

        (a) Upon the terms and subject to the conditions hereinafter set forth, and subject to the approval of the number of holders of the Senior Debt as are required to amend the affirmative covenants under the holders' respective governing document (the "Required Senior Debt Holders"), the Company, at its option, upon notice as provided in Section 4.2.(b) hereof, may prepay the Notes on any Interest Payment Date either in whole or from time to time in any part, at a prepayment price equal to the aggregate principal amount of the Notes so to be prepaid, plus interest accrued on the amount to be prepaid to the date fixed for prepayment.

        (b) Notice of any prepayment of Notes pursuant to this Section 4.2. shall be given to each holder of the Notes not less than thirty (30) nor more than sixty (60) days before the Interest Payment Date fixed for prepayment (the "Optional Prepayment Date"), and shall state: (i) the Optional Prepayment Date, (ii) the aggregate principal amount of the Notes to be prepaid on such Optional Prepayment Date, (iii) the aggregate principal amount of the Notes and the principal amount of each such Note held by such holder to be prepaid, and (iv) the aggregate amount of accrued interest applicable to such prepayment.

        4.3.    PARTIAL PREPAYMENT PRO RATA.

        The aggregate principal amount of each partial prepayment of Notes pursuant to Article 4. hereof shall be (i) applied to installments of principal in inverse order of maturity and (ii) allocated among the holders of the Notes to be prepaid in proportion, as nearly as practicable, to the respective unpaid principal amounts of Notes then held thereby, with adjustments, to the extent practicable, to compensate for any prior prepayments not made in exactly such proportion.

5.      CERTAIN COVENANTS OF THE COMPANY.

        The Company covenants and agrees that so long as any Notes shall remain outstanding:

        5.1     CORPORATE EXISTENCE.

        The Company will, and will cause each of its Affiliates to, take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to preserve and keep in full force and effect its existence, rights and privileges as a corporation and will not liquidate or dissolve, and it will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to qualify, and to preserve and keep in full force and effect its qualification, to do business as a foreign corporation in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties requires such qualification except to the extent that any failure to so qualify, or to so preserve and keep din full force and effect such qualification, could not have a material and adverse effect on the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates.

        5.2.    GENERAL MAINTENANCE OF PROPERTIES AND BUSINESS, ETC.

        The Company will, and will cause each of its Affiliates to:

        (a) maintain its property in good condition (subject to ordinary wear and tear) and make all reasonable and necessary renewals, replacements, additions, betterments and improvements thereof and thereto, so that the business carried on in connection therewith may be conducted properly at a times;

        (b) maintain or cause to be maintained, with financially sound insurers of nationally recognized stature and responsibility, insurance with respect to its property and business of such a nature, with such terms and in such amounts, as a prudent person would maintain with respect to similar properties and a similar business, and, in any event, will maintain insurance on all its property of a character usually insured by corporations engaged in the same or a similar business similarly situated against loss, damage or business interruption of the kinds and in the amounts customarily insured against and for by such corporations, and carry or cause to be carried, with such insurers in customary amounts, such other insurance, including public liability insurance, as is usually carried by corporations engaged in the same or a similar business similarly situated, in each case subject to such retentions and/or deductibles as are usually carried by corporations engaged in the same or a similar business that are similarly situated or that have similar consolidated revenues;

        c) keep proper books of record and accounts in which entries will be made of its business transactions in accordance with and to the extent required by generally accepted accounting principles; and

        d) set aside on its books from its earnings for each fiscal year, in amounts deemed adequate in the reasonable opinion of the Company, all proper accruals and reserves that, in accordance with generally accepted accounting principles, should be set aside from such earnings in connection with its business and the business of the Affiliates, including reserves for depreciation, obsolescence and/or amortization and accruals for taxes based on or measured by income or profits and for all other taxes.

        5.3.    COMPLIANCE WITH LAW, ETC.

        The Company will not, and will not permit any of its Affiliates to, (i) violate any laws, ordinances, governmental rules or regulations to which it is or may become subject, or (ii) fail to obtain or maintain any patents, trademarks, service marks, trade names, copyrights, design patents, licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business except to the extent that any such violation or failure could not materially and adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates.

        5.4.    PAYMENT OF TAXES AND CLAIMS.

        The Company will, and will cause each of its Affiliates to, pay and discharge promptly when due:

        (a) all taxes, assessments and governmental charges and levies imposed upon it, its income or profits or any of its properties; and

        (b) all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other similar Persons for labor, materials, supplies and rentals that, if unpaid, might by law become a Lien upon any of its property;

provided, however, that none of the foregoing need be paid while the same is being contested in good faith by appropriate proceedings diligently conducted so long as:

        (i) adequate reserves shall have been established in accordance with generally accepted accounting principles with respect thereto; and

        (ii) the right of the Company or such Affiliate, as the case may be, to use the particular property shall not be materially and adversely affected thereby.

        5.5     NOTICE OF CERTAIN EVENTS AND CONDITIONS.

        The Company will give prompt written notice to each holder of an outstanding Note of any event of default (or any event which with notice or lapse of time or both would constitute an event of default) under any evidence of Indebtedness for Money Borrowed in an aggregate amount of $1,000,000 or more of the Company or any of its Affiliates, or under any indenture, mortgage or other agreement or instrument relating to any such evidence of Indebtedness for Money Borrowed, and what action the Company has taken, is taking or proposes to take and an estimate of the time necessary to cure any such default.

        5.6.    INSPECTION.

        The Company will, and will cause each of its Affiliates to, permit upon reasonable notice any holder of Notes by its representatives, agents or attorneys, (i) to examine all books of account, records, reports and other papers of the Company and the Affiliates, (ii) to make copies and take extracts from any thereof, (iii) to discuss the affairs, finances and accounts of the Company and the Affiliates with their respective officers and independent certified public accountants (and by this provision the Company each hereby authorizes said accountants to discuss with any such Noteholder the finances and accounts of the Company and the Affiliates), and (iv) to visit and inspect, at reasonable times during normal business hours, the properties of the Company or any of its Affiliates. Each such inspection shall be at the expense of the Person making the inspection unless such inspection shall be made during the continuance of a Default or Event of Default (in which event, the expense of such inspection shall be borne by the Company). Notwithstanding the foregoing sentence, it is understood and agreed by the Company that all expenses in connection with any such inspection or discussion incurred by the Company or any of its Affiliates, any officers and employees thereof and the independent certified public accountants thereof or shall be expenses payable by the Company and shall not be expenses of the Person making the inspection or discussion.

        5.7.    ERISA.

        (a) The Company, its Affiliates and the ERISA Affiliates each will take all actions and fulfill all conditions necessary to maintain any and all Plans in substantial compliance with applicable requirements of ERISA, the Code and applicable foreign law until such Plans are terminated and the liabilities thereof discharged, in accordance with applicable law.

        (b) No domestic Pension Plan will have any "accumulated funding deficiency" (within the meaning of Section 412 of the Code), and no foreign Pension Plan will be in violation of any funding requirement imposed by applicable foreign law, which deficiency or violation could materially adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates.

        5.8.    TRANSACTIONS WITH AFFILIATES.

        The Company will not, and will not permit any of its Affiliates to, enter into any transaction (including, without limitation, the purchase, sale or exchange of any property, the rendering of any services or the payment of management fees) with any Affiliate (other than the Company or any of its Affiliates), except in the ordinary course of, and pursuant to the reasonable requirements of, the business of the Company and the Affiliates, and in good faith and upon commercially reasonable terms that are no less favorable to the Company or such Affiliate than would obtain in a comparable arm's-length transaction with a Person other than an Affiliate.

        5.9.    NATURE OF BUSINESS.

        The Company will not, and will not permit any of its Affiliates to, engage in any other line of business than those engaged in on the Closing Date.

        5.10.   ENVIRONMENTAL LAW COMPLIANCE.

        (a) The Company will at all times comply and cause each Affiliate to comply, in all respects, with all environmental laws the failure to comply with which is, individually or in the aggregate, reasonably likely to have a material adverse effect on the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates, and indemnify, pay and hold each Noteholder harmless from and against any and all losses, costs (including attorney's fees), liabilities and damages whatsoever incurred by such Noteholder by reason of (i) any liability of the Company or any of its Affiliates under any applicable environmental laws, or (ii) any violation of any applicable environmental laws for which the Company or any of its Affiliates is liable or which is related to any real estate or other facility owned, leased or operated by the Company or any of its Affiliates, or (iii) the imposition of any governmental Lien for the recovery of any such liability or violation.

        (b) The Company will provide each Noteholder promptly with a copy of any notice received by the Company or any Affiliate from any governmental agency stating that the Company or such Affiliate has become liable for the cost of investigating, removing or remediating hazardous materials or subject to a cleanup order or decree, or a fine or penalty issued or imposed, by an agency having jurisdiction over the Company or any such Affiliate if the Company believes or reasonably should believe that the matter that is the subject of such notice is, individually or in the aggregate, reasonably likely to have a material adverse effect on the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Affiliates. Upon receipt of such notice, or if any Noteholder at any time has a reasonable basis to believe that any facility owned, leased or operated by the Company or any of its Affiliates has become contaminated or subject to a cleanup or mitigation order or decree, or a fine or penalty, issued or imposed by any federal, state or local governmental agency, then the Company agrees, upon request from such Noteholder, to provide such Noteholder, at the Company's expense, with such reports, certificates, engineering studies or other written material or data as such Noteholder may reasonably require.

        5.11.   FURTHER ASSURANCES.

        The Company will, and will cause each Affiliate to, promptly execute and deliver all further instruments and documents and take all further action that may be necessary in order to give effect to the provisions of this Agreement and the Notes.

6.      DEFAULTS AND REMEDIES

        6.1.    EVENTS OF DEFAULT; ACCELERATION OF NOTES.

        If any of the following conditions or events ("Events of Default") shall occur and be continuing:

        (a) any payment of principal on any Note shall not be made when the same becomes due and payable, whether at maturity, upon acceleration, or otherwise; or

        (b) any payment of interest on any Note shall not be made when the same becomes due and payable and such default shall continue for five (5) Business Days following the date on which such payment was due and payable; or

        (c) the Company shall default in any material respect in the due and punctual performance of or compliance with any other covenant, condition or agreement to be performed or observed by it under any provision hereof, and any such failure shall continue unremedied for thirty (30) days; or

        (d) any representation, warranty, certification or statement of the Company, made or contained in this Agreement, or in any agreement, instrument, certificate, statement or other writing furnished in connection herewith or therewith or pursuant hereto or thereto, shall prove to have been false or inaccurate in any material respect on the date as of which such representation or warranty was made, or

        (e) the holder, trustee or agent of any Indebtedness of Money Borrowed of the Company or any of its Affiliates shall, in respect of any of its Indebtedness for Money

Borrowed (excluding the Notes) in an amount, individually or in the aggregate, exceeding $10,000,000 causes the maturity of such Indebtedness for Money Borrowed to be accelerated or otherwise to become due and payable prior to its stated maturity, or to take any action to realize upon any assets or property of the Company or any of its Affiliates under any agreement or instrument evidencing or securing such Indebtedness for Money Borrowed;

        (f) a final judgment or judgments entered by a court or courts of competent jurisdiction for the payment of money in excess of $3,000,000 in the aggregate shall be rendered against the Company or any of its Affiliates and shall remain in force undischarged and unstayed for a period of more than forty-five (45) days; or

        (g) either of the Company or Enterprises becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors, or either of the Company or Enterprises causes or suffers an order for relief to be entered with respect to it under applicable federal bankruptcy law or applies for or consents to the appointment of a custodian, trustee or receiver for either of the Company or Enterprises or for the major part of the property of either; or

        (h) a custodian, trustee or receiver is appointed for either of the Company or Enterprises or for the major part of the property of either and is not discharged within 60 days after such appointment; or

        (i) bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against either of the Company or Enterprises and, if instituted against either of the Company or Enterprises, are consented to or are not dismissed within 60 days after such institution.

then:

        (x) upon the occurrence and continuance of any of the Events of Default set forth in clauses (g) through (i), inclusive, of this Section 6.1., the unpaid principal amount of the Notes shall automatically become due and payable, together with interest accrued thereon, without presentment, demand, protest or any notice, all of which are expressly hereby waived; or

        (y) upon the occurrence and continuance of any of the Events of Default set forth in clauses (a) through (f), inclusive, of this Section 6.1., the Required Holders may by written notice or notices to the Company declare all of the Notes then outstanding to be due and payable, whereupon the same shall mature and become due and payable, without presentment,demand, protest or any other notice, all of which are hereby waived.

        6.2.    DEFAULT REMEDIES.

        If an Event of Default shall occur and be continuing, the holder of any Notes then outstanding may exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or agreement contained in this Agreement, or in such Note or for an injunction against a violation of any of the terms of this Agreement or such Note or in aid of any exercise of any power granted in this Agreement or in such Note, or may proceed to enforce payment of such Note or to enforce any other legal or equitable right of the holder of such Note. No remedy herein conferred upon any Noteholder is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. No course of dealing on the part of any Noteholder, or any delay or failure on the part of any Noteholder to exercise any right or power, shall operate as a waiver of such right or power or otherwise prejudice the rights, powers and remedies of any other Noteholder. No failure to insist upon strict compliance with any covenant, term, condition or other provision of this Agreement or the Notes shall constitute a waiver by any Noteholder of any such covenant, term, condition or other provision or of any Default or Event of Default in connection therewith. To the extent effective under applicable law, the Company hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or that may hereafter exist that, but for this provision, might be applicable to any sale made under any judgment, order or decree of any court, or otherwise, based on the Notes or on any claim for interest on the Notes. If an Event of Default shall occur, and be continuing, the Company will pay to the Noteholders, to the extent not prohibited by applicable law, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection and of the taking of remedial actions and the maintenance of enforcement proceedings, including, without limitation, reasonable attorneys' fees and disbursements. All sums payable by the Company under the Notes shall be paid without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction.

        6.3.    NOTICE OF DEFAULT.

        If the holder of any Note or the holder of any other evidence of Indebtedness for Money Borrowed of the Company shall give any notice or take any other action with respect to a claimed default, the Company shall forthwith give written notice thereof to all holders of Notes then outstanding describing the notice or action and the nature of the claimed default.

7.      SUBORDINATION OF THE NOTES.

        7.1.    SUBORDINATION.

        Anything in this Agreement, the Notes or the Senior Debt to the contrary notwithstanding, the Indebtedness evidenced by the Notes shall be subordinate and junior in right of payment, to the extent and in the manner set forth in this Article 7., to the prior payment in full of all Senior Debt (as defined in Section 7.2. hereof).

        7.2.    DEFINITIONS.

        For the purposes of this Article 7., the following terms shall have the following respective meanings:

                "Blockage Default" means one or more Senior Covenant Defaults and/or one or more Senior Payment Defaults existing at any one time.

                "Payment Blockage Period" means a period commencing on the occurrence of any Blockage Default and ending on the earliest of (i) the day on which no Blockage Default shall be continuing (or remain unremedied or unwaived); or (ii) any day after the commencement of such Payment Blockage Period on which more than $1,000,000 in aggregate principal amount of Senior Debt has become due and payable prior to its stated maturity, whether by declaration of the holder or holders thereof or otherwise.

                "Senior Bankruptcy Default" means any event of default under or contained in any agreement or instrument evidencing Senior Debt or pursuant to which Senior Debt has been incurred of the type or similar to the events of default set forth in Section 6.1. (g), (h) and (i) of this Agreement.

                "Senior Covenant Default" means any default other than a Senior Payment Default, but including a Senior Bankruptcy Default, occurring under any Senior Debt, which event of default entities the holder or holders of such Senior Debt to accelerate the maturity thereof, after all applicable grace periods have expired.

                "Senior Debt" means Indebtedness for Money Borrowed pursuant to
(a) each of the following: (i) that certain Credit Agreement dated as of November 15, 1994 among the Company, Enterprises, the lenders listed therein and Bank of America National Trust and Savings Association as agent; (ii) those certain Note Agreements dated as of December 9, 1993 regarding the sale of an aggregate principal amount of $52,000,000 of the Company's and Enterprises' 6.47% Senior Notes, Series A due December 9, 2008 and an aggregate principal amount of $8,000,000 of the Company's and Enterprises' Senior Notes, Series B due December 9, 1997; (iii) that certain Term Loan dated as of December 31, 1991 among Trust Company Bank ("Trust Company"), Enterprises, the Company,

Printpack (Europe), Ltd., and Printpack (N.I.), Ltd., as amended by that certain First Amendment to Term Loan Agreement dated as of December 8, 1993 among Enterprises, the Company, Printpack Holdings, Ltd. and Trust Company; (iv) those certain Note Agreements dated as of January 15, 1990 regarding the sale of an aggregate principal amount of $25,000,000 of the Company's and Enterprises' 9.35% Senior Notes due January 15, 2002; (v) those certain Note Agreements dated as of January 15, 1988 regarding the sale of an aggregate principal amount of $25,000,000 of the Company's 9.90% Senior Notes due January 15, 1998; and (vi) that certain Agreement of Sale dated as of December 1, 1980 by and between the Industrial Development Authority of the County of Spotsylvania and the Company (items (i) through (vi) collectively referred to as the "Senior Agreements");
(b) any amendments, supplements, modifications, extensions or refinancings of the Senior Agreements and (c) all other Indebtedness for Money Borrowed which is hereafter designated by the Company to be Senior Debt; provided, however, that in no event shall the aggregate amount of Senior Debt outstanding exceed $250,000,000; provided further, that the holders of a majority of the outstanding principal amount of the Notes may amend the limitation on Senior Debt in this Section 7 2.

                "Senior Payment Default" means any event of default in respect of any payment or prepayment of principal or interest with respect to any Senior Debt, which event of default entitles the holder or holders of such Senior Debt to accelerate the maturity thereof.

        7.3.    PAYMENT BLOCKAGE PERIOD.

        During any Payment Blockage Period, unless and until all Senior Debt shall have been paid in full, or each Blockage Default shall have been remedied or waived or shall have ceased to exist, no direct or indirect payment (in cash, property or securities or by set-off or otherwise) shall be made or agreed to be made by or on behalf of the Company or from any of its properties or from any other source on account of the principal of, or interest on any Note, or in respect of any prepayment, redemption, retirement, purchase or other acquisition of any of the Notes or of any judgment for any of the foregoing; provided that, the Company shall promptly inform each holder of the Notes of the existence of such Blockage Default, specifying whether such Blockage Default(s) is a Senior Payment Default(s) and/or a Senior Covenant Default(s) and describing such Blockage Default(s) with particularity; provided further, that any such failure on the part of the Company to so notify each holder of the Notes of any such Blockage Default(s) shall not in any way affect the validity of the Payment Blockage Period.

        7.4.    ACCELERATION OF SUBORDINATED NOTES.

        Unless (i) any Senior Debt has matured by passage of time or by acceleration and has not been paid or (ii) any Senior Bankruptcy Default has occurred and is continuing, no holder of any Note shall have the right during any Payment Blockage Period to take any action to accelerate the maturity of the Subordinated Notes pursuant to Section
6. 1. hereof or to pursue, by suit or otherwise, any remedy with respect to its rights hereunder or under the Notes, whether provided hereunder or by law; provided, however, that any holder of any Note may, during a Payment Blockage Period, take legal action to compel the Company to perform any obligation hereunder or under the Notes or to enjoin the Company from violating any obligation hereunder or under the Notes, so long as such obligation is not a payment obligation and the performance or observance of such obligation would not directly conflict with or be inconsistent with the performance or observance of any of the Company's obligations to any holder of Senior Debt. Nothing in this Section 7.4. shall prohibit the Required Holders from taking any action to accelerate the maturity of the Notes pursuant to Section 6.2. hereof or from pursuing any remedy with respect to its rights hereunder or under the Notes if
(i) any payment with respect to the Notes which was due at its scheduled maturity at the beginning of a Payment Blockage Period or which became due at its scheduled maturity during a Payment Blockage Period is not made at the expiration of such Payment Blockage Period or (ii) an Event of Default under this Agreement regarding the Notes exists and is continuing and no Payment Blockage Period has commenced and is continuing; provided, however, that no such acceleration shall become effective and no such remedies shall be commenced until five days after written notice has been given to the Company of the intention to accelerate or commence remedies (which notice shall immediately be conveyed by the Company to all holders of Senior Debt) and such notice shall have been received by the holders of Senior Debt; and provided, further, that any such acceleration shall be rescinded and any proceedings seeking such remedies shall be discontinued if, within ten days after receiving such notice from the Company, a Blockage Default occurs and is continuing.

        7.5.    INSOLVENCY, BANKRUPTCY, ETC.

        In the event of:

        (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors as such or its property,

        (ii) any proceeding for the liquidation, dissolution or other winding-up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

        (iii)   any assignment by the Company for the benefit of creditors, or

        (iv)    any other marshaling of the assets of the Company,

all Senior Debt shall first be paid in full in cash before any payment or distribution, whether in cash, securities or other property, shall be made by or on behalf of the Company or from its assets or any other source to any holder of any Note on account of such Note. Any payment or distribution, whether in cash, securities or other property

(including securities of the Company or any other Person provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the Notes, to the payment in full of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of any Notes shall first be paid or delivered directly to the holders of Senior Debt for application pro rata in accordance with the priorities then existing among such holders until all Senior Debt shall have been paid in full.

        7.6.    MATURITY OR ACCELERATION OF SENIOR DEBT.

        In the event that any Senior Debt (i) has matured by passage of time or by acceleration and has not been paid or (ii) has been declared due and payable as the result of the occurrence of any one or more defaults or events of default (including any Blockage Default) in respect thereof, under circumstances in which the terms of Section 7.5. hereof are not applicable, no payment shall be made by or on behalf of the Company or from its assets or any other source in respect of any Note and no purchase, redemption, retirement or other acquisition shall be made in respect thereof unless and until such Senior Debt shall have been paid in full or provision for such payment has been made or such declaration and its consequences shall have been rescinded and all such defaults shall have been remedied or waived or shall have ceased to exist.

        7.7.    CONSTRUCTIVE TRUST.

        If any payment or distribution of any character or any security, whether in cash, securities or other property (including any securities of the Company or any other Person provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article
7. with respect to the Notes, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received from or on behalf of the Company, or from any of its properties or any other source, including pursuant to a judgment, by any holder of any Note on account of such Note in contravention of any of the terms hereof, including without limitation the prohibitions on payments contained in Sections 7.3., 7.5. and 7.6. hereof, and before all the Senior Debt shall have been paid in full, or provision for such payment has been made, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full. In the event of a failure of any holder of any Note to endorse or assign any such payment, distribution or security, each holder of Senior Debt is hereby irrevocably authorized to endorse or assign the same.

        7.8.    OBLIGATIONS OF THE COMPANY.

        No present or future holder of any Senior Debt shall be prejudiced in the right to enforce subordination of the Notes by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and any holder of any Note, the obligation of the Company to pay to the holder thereof the principal thereof, and interest thereon as and when the same shall become due and payable in accordance with the terms thereof, or prevent any holder of any Note from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder or thereunder upon a Default or Event of Default hereunder, all subject to the rights of the holders of the Senior Debt to receive cash securities or other property otherwise payable or deliverable to any holder of any Note. The Company hereby covenants and agrees that, immediately upon receipt of any notice or otherwise has knowledge regarding the existence of a Blockage Default, the Company will promptly notify the holder or holders of the Notes of such Blockage Default(s), provided, however, that any failure on the part of the Company to so notify each holder of the Notes of any such Blockage Default shall not in any way affect the validity of any Payment Blockage Period.

        7.9.    SUBROGATION.

        Upon the payment in full of all Senior Debt, the holder or holders of the Notes shall be subrogated to all rights of any holders of Senior Debt to receive any further payments or distributions applicable to the Senior Debt until the Notes shall have been paid in full, and for the purposes of such subrogation, no payment or distribution received by the holders of Senior Debt of cash, securities or other property to which the holder or holders of the Subordinated Notes would have been entitled except for these subordination provisions shall, as between the Company and its creditors other than in each case the holders of Senior Debt, on the one hand, and the holder or holders of the Notes, on the other, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

        7.10. AMENDMENT TO SENIOR DEBT, ETC.

        No right of any present or future holder of any Senior Debt to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or a holder of any Senior Debt or by any noncompliance by the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

        7.11.   FILING PROOFS OF CLAIM, CONSENTS, ASSIGNMENTS, ETC.

        The holder of each Note undertakes and agrees for the benefit of each holder of Senior Debt to execute, verify, deliver and file any proofs of claim, consents, assignments or other instruments which any holder of Senior Debt may at any time require in order to prove and realize upon any rights or claims pertaining to the Notes and to effectuate the full benefit of the subordination contained herein; and upon failure of the holder of any Note so to do, any such holder of Senior Debt shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the holder of such Note to execute, verify, deliver and file any such proofs of claim, consents, assignments or other instrument.

8.      INTERPRETATION OF AGREEMENT AND NOTES.

        8.1.    DEFINITIONS.

        Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural form of the terms defined, where either such form is used in this Agreement):

                "Affiliate," with respect to any Person (hereinafter "such Person"), shall mean any other Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person or another Affiliate of such Person, (ii) which beneficially owns or holds five percent (5%) or more of the shares of any class of the Voting Stock of such Person, or (iii) five percent (5%) or more of the shares of any class of Voting Stock of which is beneficially owned or held of record by such Person or any of its Affiliates. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise. "Affiliate," when used herein without reference to any Person, shall mean an Affiliate of the Company.

                "Board" shall mean, with respect to any Person, its board of directors or, if it does not have a board of directors, its governing body which performs the same duties as a board of directors.

                "Business Day" shall mean any day on which commercial banks are not authorized or required to close in Atlanta, Georgia.

                "Capital Lease" shall mean any lease or other agreement for the use of property which is required to be capitalized on a balance sheet of the lessee or other user of property in accordance with generally accepted accounting principles.

                "Capital Lease Obligation" with respect to any Person, shall mean the aggregate amount which, in accordance with generally accepted accounting principles, is required to be reported as a liability on the balance sheet of such Person at such time in respect of such Person's interest as lessee under a Capital Lease.

                "Closing Date" shall have the meaning set forth in Section 1.2. hereof.

                "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute, together with the rules and regulations thereunder.

                "Company" shall have the meaning set forth in the first sentence hereof.

                "Dollars" or "$" shall mean the lawful currency of the United States of America, and in relation to any payment under this Agreement, same day or immediately available funds.

        "Event of Default" shall have the meaning assigned thereto in Section 6.
        1. hereof

        "Enterprises" shall mean Printpack Enterprises, Inc., a Georgia corporation.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute, together with the rules and regulations thereunder.

        "ERISA Affiliate" shall mean any Person which is under "common control" with the Company or any of its Affiliates (within the meaning of Section 414(b) or (c) of the Code or Section 4001(a)(14) of ERISA).

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        The term "generally accepted accounting principles" shall mean, as of the date of any determination with respect thereto, generally accepted accounting principles as understood and applied in the United States at the time in question.

        The terms "hereof", "herein," "hereunder" and other words of similar import shall be construed to refer to this Agreement as a whole and not to any particular Section or other subsection.

        The term "holder," with respect to any Note, shall mean the Person in whose name such Note is registered.

        "Indebtedness" with respect to any Person, shall mean all items (other than capital stock, capital surplus, retained earnings and deferred credits and deferred income taxes), which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date on which Indebtedness is to be determined. "Indebtedness" shall also include, whether or not so reflected, (a) indebtedness, obligations and liabilities secured by any Lien on property of such Person whether or not the indebtedness secured thereby shall have been assumed by such person, (b) all obligations of such Person in respect of Capital Leases, and (c) all guarantees.

        "Indebtedness for Money Borrowed" with respect to any Person, shall mean and include all Indebtedness of such Person (a) in respect of money borrowed or evidenced by a promissory note, debenture or other like written obligation to pay money, (b) in respect of any Capital Lease Obligations, (c) representing all or part of the deferred purchase price of any assets acquired by such Person (d) all obligations or liabilities of others secured by a Lien on any asset owned by such Person, irrespective of whether such obligation or liability is assumed, to the extend of the lesser of such obligation or liability or the fair market value of such asset; and (e) any guarantees by such Person of any Indebtedness for Money Borrowed of another Person, provided, however, that in determining the Indebtedness for Money Borrowed of the Company or any Affiliate, (i) all liabilities for which the Company or any Affiliate is jointly and severally liable with one or more other Persons (including, without limitation, all liabilities of any partnership or joint venture of which the Company is a general partner or co-venturer) shall be included at the full amount thereof without regard to any right the Company or Affiliate may have against any such other Person for contribution or indemnity, and (ii) no effect shall be given to deposits, trust arrangements or similar arrangements which, in accordance with generally accepted accounting principles extinguish Indebtedness for Money Borrowed for which the Company or any Affiliate remains legally liable.

        "Interest Payment Date" shall have the meaning set forth in Section 1.
1. hereof

        "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, civil law, statute, civil code or contract, whether or not such interest shall be recorded or perfected and whether or not such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, and including the lien, privilege, security interest or other encumbrance arising from a mortgage, deed of trust, hypothecation, cession, transfer, assignment, pledge, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment or bailment for security purposes. "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Agreement, a Person shall be deemed to be the owner of any property that such Person shall have acquired or shall hold subject to a conditional sale agreement or other arrangement (including a leasing arrangement) pursuant to which title to the property shall have been retained by or vested in some other Person for security purposes.

        "Love Family" shall mean Gay M. Love, Dennis M. Love, James E. Love, III, C. Keith Love, William J. Love, Carol Anne Love Jennison, David M. Love or any of their respective spouses, estates or lineal descendants, or any trust created for the direct and sole benefit of any such Persons or while and to the extent they are serving in such capacity, the executors, administrators or personal representatives of such Persons.

        "Multiemployer Plan" shall mean any Plan that is a "multiemployer plan" (within the meaning of Section 4001 (a)(3) of ERISA).

        "Noteholder", with respect to any Note, shall mean the Person in whose name such Note is registered.

        "Notes" shall have the meaning set forth in Section 1. 1. hereof.

        "Optional Prepayment Date" shall have the meaning set forth in Section
4.2. hereof.

        The term "outstanding," with respect to the Notes, shall mean, as of the date of determination, all Notes heretofore delivered pursuant to this Agreement, except Notes theretofore cancelled or delivered for cancellation and Notes in exchange or replacement for which other Notes have been delivered pursuant to this Agreement; provided, however, that, in determining whether the holders of the requisite aggregate unpaid principal amount of Notes outstanding have given any notice or taken any action hereunder, Notes held or owned, directly or indirectly, by the Company, any of its Affiliates or any other Affiliate shall be disregarded and deemed not to be outstanding.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereof.

        "Pension Plan" shall mean any Plan that is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA).

        "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government (or any agency or political subsection thereof).

        "Plan" shall mean any "employee benefit plan" (within the meaning of Section 3(3) of ERISA) that the Company, any of its Affiliates or any ERISA Affiliate maintains, contributes to or is obligated to contribute to for the benefit of employees or former employees of the Company, any of its Affiliates or any ERISA Affiliate.

        "Purchaser" shall have the meaning set forth in Section 3.1. hereof.

        "Purchase Price" shall have the meaning set forth in Section 1.2.
hereof.

        "Required Noteholders" shall mean the holders of at least seventy-five percent (75%) of the aggregate outstanding principal amount of the Notes.

        "SEC" shall mean the Securities and Exchange Commission and any successor organization.

        "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

        The term "this Agreement" shall mean this Purchase Agreement (including the annexed Exhibits and Schedules), as it may from time to time be amended, supplemented or modified in accordance with its terms.

        "Voting Stock," with respect to a corporation, shall mean the stock of such corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect members of the Board (or other governing body) of such corporation, and with respect to any partnership, shall mean the partnership interests in such partnership the owners of which are entitled to manage the affairs of partnership, or vote in connection with the management of the affairs of the partnership or the designation of another Person as the Person entitled to manage the affairs of the partnership (it being understood that, in the case of any partnership, "shares" of Voting Stock shall refer to such partnership interests).

        8.2.    ACCOUNTING TERMS.

        All accounting terms used herein that are not otherwise expressly defined shall have the respective meanings given to them in accordance with generally accepted accounting principles at the particular time.

        8.3.    GOVERNING LAW.

        THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA.

        8.4.    HEADINGS.

        The headings of the Sections and other subsections of this Agreement have been inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

        8.5     INDEPENDENCE OF COVENANTS.

        Each covenant made by the Company herein is independent of each other covenant so made. The fact that the operation of any such covenant permits a particular action to be taken or condition to exist does not mean that such action or condition is not prohibited, restricted or conditioned by the operation of the provisions of any other covenant herein.

9.      MISCELLANEOUS.

        9.1.    LIMITATION ON TRANSFER.

        The Notes may not be transferred, except by will or intestacy, to any Person, other than (i) the Company, (ii) an initial holder of the Notes or (iii) any member of the Love Family.

        9.2.    NOTICES.

        (a) All communications under this Agreement or the Notes shall be in writing and shall be delivered or mailed or sent by facsimile transmission and confirmed in writing (i) if to you, to you at your address set forth in
Schedule I hereto, marked for attention as there indicated, or at such other address as you may have furnished to the Company in writing, (ii) if to any other Noteholder, to it at its address listed in the books for the registration and registration of transfer of Notes, or at such other address as such Noteholder shall have furnished to the Company in writing and (iii) if to the Company, to it at its address shown at the head of this Agreement or at such other address or facsimile number as it shall have furnished in writing to you and all other holders of the Notes at the time outstanding.

        (b) Any written communication so addressed and mailed by certified or registered mail, return receipt requested, shall be deemed to have been given when so mailed. All other written communications shall be deemed to have been given upon receipt thereof

        9.3.    SURVIVAL.

        All representations, warranties and covenants made by the Company herein or by the Company or any of its Affiliates in any certificate or other instrument delivered under or in connection with this Agreement shall be considered to have been relied upon by you and shall survive the delivery to you of the Notes regardless of any investigation made by you or on your behalf. All statements in any such certificate or other instrument shall constitute representations and warranties of the Company hereunder.

        9.4.    SUCCESSORS AND ASSIGNS.

        This Agreement shall be binding upon the parties hereof and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereof and their respective successors and assigns permitted hereunder; provided, however, that you shall not have any obligation to purchase Notes of any Person other than Printpack, Inc., a Georgia corporation.

        9.5.    AMENDMENT AND WAIVER.

        (a) This Agreement and the Notes may be amended or supplemented, and the observance of any term hereof or thereof may be waived, with the written consent of the

Company and (i) on or prior to the Closing Date, you, and (ii) after the Closing Date and subject to 7.2., the Required Noteholders; provided, however, that no such amendment, supplement or waiver shall, without the written consent of the holders of all the Notes then outstanding, (a) change, with respect to the Notes, the amount or time of any required prepayment or payment of principal or the rate or time of payment of interest, or change the funds in which any prepayment or payment on the Notes is required to be made; (b) reduce the percentage of the aggregate principal amount of Notes required for any amendment, consent or waiver hereunder; or (c) amend this Section 9.5., provided further, that no such amendment, supplement or waiver shall, without the written consent of the Required Senior Debt Holders amend Article 7. hereof.

        (b) Any amendment, supplement or waiver effected in accordance with this Section 9.5. shall be binding upon each holder of any Note at the time outstanding, each future holder of any Note and the Company. Notwithstanding any other provision of this Agreement, no consent to any such amendment, supplement or waiver by any Noteholder, shall have any effect for the purposes of this Section 9.5. if such amendment, supplement or waiver was obtained in connection with or in anticipation of the purchase by the Company, any Affiliate of the Company or any other Person of any Note from the holder thereof, unless the holder of each Note at the time outstanding has executed an amendment, supplement or waiver, as the case may be, to substantially the same effect as the amendment, supplement or waiver obtained from such Noteholder.

        9.6.    COUNTERPARTS.

        This Agreement may be executed and delivered to you simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

        If the foregoing is satisfactory to you, please sign the form of acceptance on the enclosed counterparts hereof and return the same to the Company, whereupon this letter, as so accepted, shall become a binding contract between you and each of the undersigned.

                                      Very truly yours,

                                      PRINTPACK, INC.

                                      By: /s/ Dennis M. Love
                                         ------------------------------------
                                              Name:
                                                   --------------------------
                                              Title: President
                                                     ---------

                                      By: /s/ R. Michael Hembree
                                         ------------------------------------
                                              Name:
                                                   --------------------------
                                              Title: Vice President - Finance
                                                     -------------------------

                   [Signatures continued on following page]

The foregoing Agreement
is hereby accepted.

By:  /s/ Dennis M. Love                  By:  /s/ James E. Love, III C/F
    ---------------------------------        ------------------------------
Dennis M. Love                           James E. Love, IV

By:  /s/ James E. Love, III              By:  /s/ John O. Exum
    ---------------------------------        ------------------------------
James E. Love, III                       John O. Exum

By: /s/ Carol Anne Love Jennison         By: /s/ August J. Franchini, Jr.
    ---------------------------------        ------------------------------
Carol Anne Love Jennison                 August J. Franchini, Jr.

By: /s/ William J. Love                  By: /s/ James J. Greco
    ---------------------------------        ------------------------------
William J. Love                          James J. Greco

By: /s/ C. Keith Love                    By: /s/ Anthony J. Llorca, Jr.
    ---------------------------------        ------------------------------
C. Keith Love                            Anthony J. Llorca, Jr.

By:     /s/ Gay M. Love C/F              By:  /s/ S. H. McKinley
    ---------------------------------        ------------------------------
David M. Love   /s/ David M. Love        S. H. McKinley

By: /s/ Dennis M. Love C/F               By:  /s/ Robert B. Paxton
    ---------------------------------        ------------------------------
Dennis M. Love                           Robert B. Paxton

By: /s/ Dennis M. Love C/F               By:  /s/ David Peake
    ---------------------------------        ------------------------------
Dennis M. Love                           G. David Peake

By: /s/ Dennis M. Love C/F               By: /s/ Travis D. Shepard
    ---------------------------------        ------------------------------
Dennis M. Love                           Travis D. Shepard

By:  /s/ Carol Anne Love Jennison C/F
    ---------------------------------
John E. Jennison

By:  /s/ Carol Anne Love Jennison C/F
    ---------------------------------
David J. Jennison

                                                                      SCHEDULE I


                                                     Principal Amount of
        Name of Purchaser                            Notes to be Purchased
        -----------------                            ---------------------
        Dennis M. Love                               $1,507,631

        James E. Love, III                           $1,430,191

        Carol Anne Love Jennison                     $1,430,191

        William J. Love                              $1,607,654

        C. Keith Love                                $1,607,654

        David M. Love                                $1,607,654

        Catherine C. Love                            $   59,154

        Dennis M. Love, Jr.                          $   59,154

        Alison T. Love                               $   59,154

        John E. Jennison                             $   88,732

        David J. Jennison                            $   88,732

        James E. Love, IV                            $  177,463

        John 0. Exum                                 $   23,542

        August J. Franchini, Jr.                     $   39,262

        James J. Greco                               $   39,262

        Anthony J. Llorca, Jr.                       $   23,542

        S. Howard McKinley                           $   78,602

        Robert B. Paxton                             $   78,602

        G. David Peake                               $  353,823

        Travis D. Shepard                            $   23,542



                                                                       EXHIBIT A
                                 [FORM OF NOTE]

                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014


                                                                  March 13, 1995
                                                                Atlanta, Georgia

$----------------

        PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to ____________________________ or registered assigns, the principal sum of ___________________ ($________) on May 4, 2014;
and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

        Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

        This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

        Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

        This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

        The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

        This Note shall be governed by and construed in accordance with the law of the State of Georgia.

        IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                        PRINTPACK, INC.

                                        By:
                                           ---------------------------
                                                Name:
                                                Title:

                                PROMISSORY NOTE



                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014


                                                                  March 13, 1995
                                                                Atlanta, Georgia

$1,507,631.00

        PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to DENNIS M. LOVE or registered assigns, the principal sum of ONE MILLION FIVE HUNDRED SEVEN THOUSAND SIX HUNDRED THIRTY ONE AND No/100 DOLLARS ($1,507,631.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

        Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

        This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

        Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

        This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

        The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

        This Note shall be governed by and construed in accordance with the law of the State of Georgia.

        IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                       PRINTPACK, INC.


                                       By: /s/ R. Michael Hembre
                                          -----------------------------------
                                               Name:  R. Michael Hembre
                                               Title: Vice President-Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014

                                                                  March 13, 1995
                                                                Atlanta, Georgia
$1,430,191.00

        PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to JAMES E. LOVE, III or registered assigns, the principal sum of ONE MILLION FOUR HUNDRED THIRTY THOUSAND ONE HUNDRED NINETY ONE AND NO/100 DOLLARS ($1,430,191.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

        Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

        This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances in whole or in part, without premium.

        Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

        This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

        The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

        This Note shall be governed by and construed in accordance with the law of the State of Georgia.

        IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereinto duly authorized.


                                     PRINTPACK, INC.


                                     By: /s/ R. Michael Hembree
                                        ------------------------------------
                                             Name:  R. Michael Hembree
                                             Title: Vice President - Finance

                                PROMISSORY NOTE




                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014

                                                                March 13, 1995
$1,430,191.00                                                 Atlanta, Georgia

        PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to CAROL ANNE LOVE JENNISON or registered assigns, the principal sum of ONE MILLION FOUR HUNDRED THIRTY THOUSAND ONE HUNDRED NINETY ONE AND NO/100 DOLLARS ($1,430,191.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue payment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

        Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

        This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

        Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

        This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

        The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

        This Note shall be governed by and construed in accordance with the law of the State of Georgia.

        IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                     PRINTPACK, INC.


                                     By: /s/ R. Michael Hembree
                                        ------------------------------------
                                             Name:  R. Michael Hembree
                                             Title: Vice President - Finance

                                PROMISSORY NOTE



                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014

                                                                March 13, 1995
$1,607,654.00                                                 Atlanta, Georgia

        PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to WILLIAM J. LOVE or registered assigns, the principal sum of ONE MILLION SIX HUNDRED SEVEN THOUSAND SIX HUNDRED FIFTY FOUR AND NO/100 DOLLARS ($1,607,654.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

        Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

        This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

        Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

        This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

        The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

        This Note shall be governed by and construed in accordance with the law of the State of Georgia.

        IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.


                                     PRINTPACK, INC.


                                     By: /s/ R. Michael Hembree
                                         -----------------------------------
                                             Name:  R. Michael Hembree
                                             Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014

                                                                March 13, 1995
$1,607,654.00                                                 Atlanta, Georgia


        PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to C. KEITH LOVE or registered assigns, the principal sum of ONE MILLION SIX HUNDRED SEVEN THOUSAND SIX HUNDRED FIFTY FOUR AND NO/100 DOLLARS ($1,607,654.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

        Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

        This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

        Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

        This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

        The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

        This Note shall be governed by and construed in accordance with the law of the State of Georgia.

        IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                      PRINTPACK, INC.


                                      By: /s/ R. Michael Hembree
                                          -----------------------------------
                                              Name:  R. Michael Hembree
                                              Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014

                                                                 March 13, 1995
$1,607,654.00                                                  Atlanta, Georgia


        PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to DAVID M. LOVE or registered assigns, the principal sum of ONE MILLION SIX HUNDRED SEVEN THOUSAND SIX HUNDRED FIFTY FOUR AND N0/100 DOLLARS ($1,607,654.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

        Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

        This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

        Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

        This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

        The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

        This Note shall be governed by and construed in accordance with the law of the State of Georgia.

        IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                         PRINTPACK, INC.


                                         By: /s/ R. Michael Hembree
                                             ----------------------------------
                                                 Name:  R. Michael Hembree
                                                 Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014

                                                                March 13, 1995
$59,154.00                                                    Atlanta, Georgia

        PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to CATHERINE C. LOVE or registered assigns, the principal sum of FIFTY NINE THOUSAND ONE HUNDRED FIFTY FOUR AND NO/100 DOLLARS ($59,154.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

        Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

        This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

      This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

      The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      This Note shall be governed by and construed in accordance with the law of the State of Georgia.

      IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                        PRINTPACK, INC.


                                        By: /s/ R. Michael Hembree
                                            -----------------------------------
                                            Name:
                                            Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014


                                                            March 13, 1995
$59,154.00                                                  Atlanta, Georgia



      PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to DENNIS M. LOVE, JR. or registered assigns, the principal sum of FIFTY NINE THOUSAND ONE HUNDRED FIFTY FOUR AND NO/100 DOLLARS ($59,154.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

      Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

      This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

      Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

      This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

      The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      This Note shall be governed by and construed in accordance with the law of the State of Georgia.

      IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                        PRINTPACK, INC.


                                        By: /s/ R. Michael Hembree
                                            -----------------------------------
                                            Name:
                                            Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014


                                                            March 13, 1995
$59,154.00                                                  Atlanta, Georgia



      PRINTPACK INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to ALISON T. LOVE or registered assigns, the principal sum of FIFTY NINE THOUSAND ONE HUNDRED FIFTY FOUR AND NO/100 DOLLARS ($59,154.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

      Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

      This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

      Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

      This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

      The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      This Note shall be governed by and construed in accordance with the law of the State of Georgia.

      IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                        PRINTPACK, INC.


                                        By: /s/ R. Michael Hembree
                                            -----------------------------------
                                            Name:
                                            Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014


                                                            March 13, 1995
$88,732.00                                                  Atlanta, Georgia



      PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to JOHN E. JENNISON or registered assigns, the principal sum of EIGHTY EIGHT THOUSAND SEVEN HUNDRED THIRTY TWO AND NO/100 DOLLARS ($88,732.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

      Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

      This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March, 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

      Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

      This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

      The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      This Note shall be governed by and construed in accordance with the laws of the State of Georgia.

      IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer, thereunto duly authorized.

                                        PRINTPACK, INC.


                                        By: /s/ R. Michael Hembree
                                            -----------------------------------
                                            Name:
                                            Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014


                                                            March 13, 1995
$88,732.00                                                  Atlanta, Georgia




      PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to DAVID J. JENNISON or registered assigns, the principal sum of EIGHTY EIGHT THOUSAND SEVEN HUNDRED THIRTY TWO AND NO/100 DOLLARS ($88,732.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

      Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

      This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

      Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

      This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

      The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      This Note shall be governed by and construed in accordance with the law of the State of Georgia.

      IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                        PRINTPACK, INC.


                                        By: /s/ R. Michael Hembree
                                            -----------------------------------
                                            Name:
                                            Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014


                                                            March 13, 1995
$177,463.00                                                 Atlanta, Georgia



      PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to JAMES E. LOVE, IV or registered assigns, the principal sum of ONE HUNDRED SEVENTY SEVEN THOUSAND FOUR HUNDRED SIXTY THREE AND NO/100 DOLLARS ($177,463.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

      Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

      This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances in whole or in put, without premium.

      Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

      This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

      The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      This Note she be governed by and construed in accordance with the law of the State of Georgia.

      IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                        PRINTPACK, INC.


                                        By: /s/ R. Michael Hembree
                                            -----------------------------------
                                            Name:
                                            Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014



                                                            March 13, 1995
$23,542.00                                                  Atlanta, Georgia



      PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to JOHN O. EXUM or registered assigns, the principal sum of TWENTY THREE THOUSAND FIVE HUNDRED FORTY TWO AND NO/100 DOLLARS ($23,542.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

      Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

      This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 puts to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement') and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in full, without premium.

      Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

      This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

      The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      This Note shall be governed by and construed in accordance with the law of the State of Georgia.

      IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                        PRINTPACK, INC.


                                        By: /s/ R. Michael Hembree
                                            -----------------------------------
                                            Name:
                                            Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014


                                                            March 13, 1995
$39,262.00                                                  Atlanta, Georgia



      PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to AUGUST J. FRANCHINI, JR. or registered assigns, the principal sum of THIRTY NINE THOUSAND TWO HUNDRED SIXTY TWO AND NO/100 DOLLARS ($39,262.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

      Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

      This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

      Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

      This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

      The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      This Note shall be governed by and construed in accordance with the law of the State of Georgia.

      IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                        PRINTPACK, INC.


                                        By: /s/ R. Michael Hembree
                                            -----------------------------------
                                            Name:
                                            Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014


                                                            March 13, 1995
$39,262.00                                                  Atlanta, Georgia



      PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to JAMES J. GRECO or registered assigns, the principal sum of THIRTY NINE THOUSAND TWO HUNDRED SIXTY TWO AND NO/100 DOLLARS ($39,262.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

      Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

      This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in put, without premium.

     Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

      This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

      The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      This Note shall be governed by and construed in accordance with the law of the State of Georgia.

      IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                        PRINTPACK, INC.


                                        By: /s/ R. Michael Hembree
                                            -----------------------------------
                                            Name:
                                            Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014


                                                            March 13, 1995
$23,542.00                                                  Atlanta, Georgia



      PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to ANTHONY J. LLORCA, JR. or registered assigns, the principal sum of TWENTY THREE THOUSAND FIVE HUNDRED FORTY TWO AND NO/100 DOLLARS ($23,542.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

      Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

      This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

      Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

      This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

      The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      This Note shall be governed by and construed in accordance with the law of the State of Georgia.

      IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                        PRINTPACK, INC.


                                        By: /s/ R. Michael Hembree
                                            -----------------------------------
                                            Name:
                                            Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014


                                                            March 13, 1995
$78,602.00                                                  Atlanta, Georgia



      PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to S. HOWARD MCKINLEY or registered assigns, the principal sum of SEVENTY EIGHT THOUSAND SIX HUNDRED TWO AND NO/100 DOLLARS ($78,602.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

      Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

      This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

      Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

      This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

      The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      This Note shall be governed by and construed in accordance with the law of the State of Georgia.

      IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                        PRINTPACK, INC.


                                        By: /s/ R. Michael Hembree
                                            -----------------------------------
                                            Name:
                                            Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014


                                                            March 13, 1995
$78,602.00                                                  Atlanta, Georgia



      PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to ROBERT B. PAXTON or registered assigns, the principal sum of SEVENTY EIGHT THOUSAND SIX HUNDRED TWO AND NO/100 DOLLARS ($78,602.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

      Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

      This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

      Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

      This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

      The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      This Note shall be governed by and construed in accordance with the law of the State of Georgia.

      IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                        PRINTPACK, INC.


                                        By: /s/ R. Michael Hembree
                                            -----------------------------------
                                            Name:
                                            Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014


                                                            March 13, 1995
$353,823.00                                                 Atlanta, Georgia



      PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received hereby promises to pay to G. DAVID PEAKE or registered assigns, the principal sum of THREE HUNDRED FIFTY THREE THOUSAND EIGHT HUNDRED TWENTY THREE AND NO/100 DOLLARS ($353,823.00) on May 4, 2014; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

      Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

      This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement") and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

      Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

      This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

      The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      This Note shall be governed by and construed in accordance with the law of the State of Georgia.

      IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                        PRINTPACK, INC.


                                        By: /s/ R. Michael Hembree
                                            -----------------------------------
                                            Name:
                                            Title: Vice President - Finance

                                PROMISSORY NOTE


                                PRINTPACK, INC.

                            11.00% Subordinated Note
                                due May 4, 2014


                                                            March 13, 1995
$23,542.00                                                  Atlanta, Georgia



      PRINTPACK, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to TRAVIS D. SHEPARD or registered assigns, the principal sum of TWENTY THREE THOUSAND FIVE HUNDRED FORTY TWO AND NO/100 DOLLARS ($23,542.00) on May 4, 2014; and to pay interest (computed o the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 11.00% per annum, annually on each December 15 commencing December 15, 1995 until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any over prepayment of principal, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the rate of 13.00% per annum.

      Payment of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 4335 Wendell Drive, S.W., Atlanta, Georgia 30336-1622, or at such other location designated under the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

      This Note is one of the 11.00% Subordinated Notes due May 4, 2014 of the Company issued in an aggregate principal amount limits of $10,384,000 pursuant to the Note Purchase Agreements dated as of March 13, 1995, between the Company and each of the original purchasers of the Notes (collectively, the "Purchase Agreement') and is entitled to the benefits thereof. As and to the extent provided in the Purchase Agreement, this Note is, under certain circumstances as specified in the Purchase Agreement, subject to mandatory prepayment, without premium, in the aggregate amount of $3,422,000 on May 25, 2005 and upon the termination of employment with the Company of any holder, and is subject to optional redemption, under certain circumstances, in whole or in part, without premium.

      Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

      This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

      The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

      This Note shall be governed by and construed in accordance with the law of the State of Georgia.

      IN WITNESS WHEREOF, PRINTPACK, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                        PRINTPACK, INC.


                                        By: /s/ R. Michael Hembree
                                            -----------------------------------
                                            Name:
                                            Title: Vice President - Finance

                      FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of March 13, 1995 by and among PRINTPACK, INC., a Georgia corporation ("Printpack"), PRINTPACK ENTERPRISES, INC., a Georgia corporation ("Enterprises" together with Printpack, each a "Borrower" and collectively the "Borrowers"), the financial institutions from time to time party thereto (the "Banks") and Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent");

                                  WITNESSETH:

      WHEREAS, the Borrowers, the Banks and the Agent have entered into that certain Credit Agreement dated as of November 15, 1994 (the "Credit Agreement"), pursuant to which the Banks agreed to make available to the Borrowers a $35,000,000 revolving credit facility;

      WHEREAS, the Borrowers, the Banks and the Agent hereby agree, on the terms and conditions set forth herein, to amend the Credit Agreement to permit Printpack to make a certain distribution to its shareholders and incur certain obligations pursuant to the transactions contemplated by that certain Note Purchase Agreement dated as of March 13, 1995 (the "Subordinated Note Agreement") whereby Printpack issued an aggregate amount of $10,384,000 in original principal amount of its 11.00% Notes due May 4, 2014 (the "Subordinated Notes") to various shareholders of Printpack; and

      WHEREAS, the Borrowers, the Banks and the Agent hereby agree that the incurrence of the new obligations by Printpack will necessitate a revision of certain of the covenants contained in the Credit Agreement and that as a convenience, rather than renegotiating such covenants, the parties will instead treat the new obligations and the interest thereon as equity, or assets or dividends, as the context may require;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

      SECTION 1. Amendment to Credit Agreement.

      (a) Addition of Definitions. The Credit Agreement is hereby amended by adding the following definitions in the appropriate place in Section 1.1:

      "'Subordinated Note Agreement' means that certain Note Purchase Agreement dated as of March 13, 1995 pursuant to which Printpack issued the Subordinated Notes to various shareholders of Printpack."

      "'Subordinated Notes' means the $10,384,000 in original principal amount of Printpack's 11.00% Notes due May 4, 2014, issued pursuant to the Subordinated Note Agreement."

      (b) Amendment of the Definition of "Adjusted Consolidated Tangible Net Worth". The Credit Agreement is hereby further amended by deleting the definition of "Adjusted Consolidated Tangible Net Worth" in its entirety and substituting in lieu thereof the following:

      "'Adjusted Consolidated Tangible Net Worth' means, as of the date of any determination thereof, the sum of (i) the aggregate amount of (a) the capital stock (less treasury stock), surplus and retained earnings of the Borrowers and their Subsidiaries after deducting Minority Interests to the extent included in the capital stock accounts of the Borrowers less
      (b) all good will, patents, trade names, trade marks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, deferred assets other than prepaid insurance and prepaid taxes, the excess of cost of shares acquired over book value of related assets and such other assets as are property classified as 'intangible assets' in accordance with GAAP plus (ii) the LIFO Reserve plus the accrued deferred tax liability, all as determined on a consolidated basis by the Borrowers and their Subsidiaries plus (iii) the aggregate principal amount of the Subordinated Notes outstanding."

      (c) Amendment of the Definition of "Funded Debt". The Credit Agreement is hereby further amended by adding the following at the end of the definition of "Funded Debt":

      "Notwithstanding anything herein to the contrary, no obligation of Printpack incurred pursuant to the Subordinated Note Agreement or the Subordinated Notes shall constitute Funded Debt,"

      (d) Amendment of the Definition of "Indebtedness". The Credit Agreement is hereby further amended by adding the following at the end of the definition of "Indebtedness":

      "Notwithstanding anything herein to the contrary, no obligation of Printpack incurred pursuant to the Subordinated Note Agreement or the Subordinated Notes shall constitute Indebtedness except for purposes of
      Section 8.1 hereof "

      (e) Amendment of Section 7. 1 0.

      (i) The Credit Agreement is hereby further amended by deleting the first sentence of Section 7.10 in its entirety and substituting in lieu thereof the following:

      "7.10 Dividends, Stock Purchases. The Borrowers shall not except as hereinafter provided:

      (a) declare or pay any dividends, either in cash or property, on any shares of their capital stock of any class (except dividends or other distributions payable solely in shares of common stock of the Borrowers); or

      (b) directly or indirectly, or through any Subsidiary, purchase, redeem or retire any shares of their capital stock of any class or any warrants, rights or options to purchase or acquire any shares of their capital stock; or

      (c) make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of their capital stock; or

      (d) make any Restricted Investment; or

      (e) make any payment of principal of or interest on the Subordinated Notes pursuant to the terms of the Subordinated Note Agreement;

      (such declarations or payments of dividends, purchases, redemptions or retirements of capital stock and warrants, rights or options, and all such other distributions, Restricted Investments and other payments on the Subordinated Notes being herein collectively called "Restricted Payments"), unless, after giving effect thereto, (i) the aggregate amount of Restricted Payments (including, without limitation, all Tax Dividends) made during the period from and after June 26, 1993 to and including the date of the making of the Restricted Payment in question would not exceed the sum of (x) $5,000,000 plus (y) 85% of Consolidated Net Income for the period from and after June 26, 1993 to and including the date of the making of the Restricted Payment in question, computed on a cumulative basis for said entire period (or if such Consolidated Net Income is a deficit figure, then minus 100% of such deficit) plus (z) the net proceeds received by either of the Borrowers after June 26, 1993 in cash from the sale or issuance of additional shares of common stock of either Borrower or warrants, rights or options to purchase or acquire any shares of their common stock, and (ii) no Default or Event of Default shall have occurred and be continuing."

      (ii) The Credit Agreement is hereby further amended by adding at the end of Section 7.10 the following:

      "Notwithstanding the foregoing provisions of this Section 7.10, Printpack may pay, in addition to the Restricted Payments permitted by this Section, a single distribution to its shareholders in an amount not to exceed $10,384,000 in connection with the transactions contemplated by the Subordinated Note Agreement and the Subordinated Notes. Such distribution shall not be deemed to be a Restricted Payment hereunder.

      (e) Amendment to Section 7.16. The Credit Agreement is hereby further amended by deleting Section 7.16 in its entirety and substituting in lieu thereof the following-.

      "7.16 Consolidated Fixed Charge Coverage Ratio. The Borrowers shall not permit the ratio, determined as of the end of each fiscal quarter of the Borrowers for the Computation Period ending at the end of such quarter, of (i) EBIT and rental expense under Operating Leases that are not cancelable by the Borrowers for any Computation Period, all determined on a consolidated basis, to (ii) the Borrowers' interest expense and rental expense under Operating Leases that are not cancelable by the Borrowers for such Computation Period, all determined on a consolidated basis, to be less than 1.5 to 1.0 at the end of any fiscal quarter. As used in this Section 7.16 and the definition of EBIT, the term "interest expense" shall not include any interest which accrues on the Subordinated Notes."

      Section 2. Consent. Each of the Banks and the Agent hereby agree that (i) the indebtedness to be incurred by Printpack pursuant to the Subordinated Note Agreement is hereby permitted pursuant to Section 7.5(d) of the Credit Agreement and (ii) that (A) the dividend in the amount of $10,384,000 to be paid by Printpack to its shareholders in connection with the transactions contemplated by the Subordinated Note Agreement and (B) all payments of principal and interest pursuant to the Subordinated Note Agreement are not prohibited by Section 7.6 of the Credit Agreement.

      Section 3. References to the Credit Agreement and the Other Loan Documents. Each reference to the Credit Agreement and any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment, and as each may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the Credit Agreement.

      Section 4. No Default. The Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers arising out of or with respect to any of the obligations under the Credit Agreement and the other Loan Documents.

      SECTION 5. BENEFITS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

      SECTION 7. EFFECT. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

      SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

      SECTION 9. DEFINITIONS. All terms defined in the Credit Agreement which are used herein shall have the meanings defined in the Credit Agreement, unless specifically defined otherwise herein.

                         [Signatures on following page]

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first above written.

                              PRINTPACK, INC.

                              /s/ R. Michael Hembree
                              -------------------------------------------------
                              By: R. Michael Hembree
                                  ---------------------------------------------
                              Title: VP - Finance
                                     ------------------------------------------

                              PRINTPACK, ENTERPRISES, INC.

                              /s/ R. Michael Hembree
                              -------------------------------------------------
                              By: R. Michael Hembree
                                  ---------------------------------------------
                              Title: VP - Finance
                                     ------------------------------------------

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, AS AGENT

                              /s/  David G. Farthing
                              -------------------------------------------------
                              By:  David G. Farthing
                                  ---------------------------------------------
                              Title: Vice President
                                     ------------------------------------------


                              BANK OF AMERICA ILLINOIS, AS A BANK

                              /s/ Michael J. McKenney
                              -------------------------------------------------
                              By: Michael J. McKenney
                                  ---------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              TRUST COMPANY BANK, AS A BANK

                              /s/ Robert V. Honeycutt
                              -------------------------------------------------
                              By:  Robert V. Honeycutt
                                  ---------------------------------------------
                              Title: Banking Officer
                                     ------------------------------------------

                              /s/ David H. Eidson
                              -------------------------------------------------
                              By: David H. Eidson
                                  ---------------------------------------------
                              Title: Group Vice President
                                     ------------------------------------------

                       FIRST AMENDMENT TO NOTE AGREEMENT


      THIS FIRST AMENDMENT TO NOTE AGREEMENT dated as of March 13, 1995 by and among PRINTPACK, INC., a Georgia corporation (the "Company"), PRINTPACK ENTERPRISES, INC., a Georgia corporation (together with the Company, the "Constituent Companies"), and EACH OF THE OTHER PERSONS NAMED ON THE SIGNATURE PAGES HEREOF (collectively, the "Noteholders");

                                  WITNESSETH:

      WHEREAS, the Constituent Companies have entered into those separate Note Agreements, each dated as of December 9, 1993 (collectively, the "Note Agreement"), pursuant to which the Constituent Companies issued and sold to the Noteholders (i) an aggregate amount of $52,000,000 of the Constituent Companies' 6.47% Senior Notes, Series A Due December 9, 2008 and (ii) an aggregate amount of $8,000,000 of the Constituent Companies' 5.30% Senior Notes, Series B Due December 9, 1997;

      WHEREAS, the Constituent Companies and the Noteholders hereby agree, on the terms and conditions set forth herein, to amend the Note Agreement to permit the Company to make a certain distribution to its shareholders and incur certain obligations pursuant to the transactions contemplated by that certain Note Purchase Agreement dated as of March 13, 1995 (the "Subordinated Note Agreement") whereby the Company issued an aggregate amount of $10,384,000 in original principal amount of its 11.00% Notes due May 4, 2014 (the "Subordinated Notes") to various shareholders of the Company; and

      WHEREAS, the Constituent Companies and the Noteholders hereby agree that the incurrence of the new obligations by the Company will necessitate a revision of certain of the covenants contained in the Note Agreement and that as a convenience, rather than renegotiating such covenants, the parties will instead treat the new obligations and the interest thereon as equity, or assets or dividends, as the context may require;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

      SECTION 1. AMENDMENT TO NOTE AGREEMENT.

      (a) Amendment to Section 5.8.

      (i) The Note Agreement is hereby amended by deleting the first sentence of Section 5.8 in its entirety and substituting in lieu thereof the following:

      "Section 5.8. Dividends, Stock Purchases. The Constituent Companies will not except as hereinafter provided:

      (a) declare or pay any dividends, either in cash or property, on any shares of their capital stock of any class (except dividends or other distributions payable solely in shares of common stock of the Constituent Companies); or

      (b) directly or indirectly, or through any Subsidiary, purchase, redeem or retire any shares of their capital stock of any class or any warrants, rights or options to purchase or acquire any shares of their capital stock; or

      (c) make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of their capital stock; or

      (d) make any Restricted Investment; or

      (e) make any payment of principal of or interest on the Subordinated Notes pursuant to the terms of the Subordinated Note Agreement;

(such declarations or payments of dividends, purchases, redemptions or retirements of capital stock and warrants, rights or options, and all such other distributions, Restricted Investments and other payments on the Subordinated Notes being herein collectively called "Restricted Payments"), unless, after giving effect thereto, (i) the aggregate amount of Restricted Payments (including, without limitation, all Tax Dividends) made during the period from and after June 26, 1993 to and including the date of the making of the Restricted Payment in question would not exceed the sum of (x) $5,000,000 plus (y) 85% of Consolidated Net Income for the period from and after June 26, 1993 to and including the date of the making of the Restricted Payment in question, computed on a cumulative basis for said entire period (or if such Consolidated Net Income is a deficit figure, then minus 100% of such deficit) plus (z) the net proceeds received by either of the Constituent Companies after June 26, 1993 in cash from the sale or issuance of additional shares of common stock of either Constituent Company or warrants, rights or options to purchase or acquire any shares of their common stock, and (ii) no Default or Event of Default shall have occurred and be continuing. In addition to the foregoing, the Constituent Companies shall not make any payments of principal or interest on the Subordinated Notes at any time a default or an event of default or any event which with the passage of time or the giving of notice would constitute a default or event of default, shall have occurred and be continuing under the Subordinated Note Agreement."

      (ii) The Note Agreement is hereby further amended by adding at the end of
Section 5.8. the following:

      "Notwithstanding the foregoing provisions of this Section 5.8, the Company may pay, in addition to the Restricted Payments permitted by this Section, a single distribution to its shareholders in an amount not to exceed $10,384,000 in connection with the transactions contemplated by the Subordinated Note Agreement and the Subordinated Notes. Such distribution shall not be deemed to be a Restricted Payment hereunder."

      (b) Addition of Section 5.18. The Note Agreement is hereby further amended by adding a new Section 5.18 which shall read as follows:

           "Section 5.18. Obligations of Subordinated Notes. Printpack Enterprises, Inc. will not, and the Constituent Companies will not permit any of their Restricted Subsidiaries to, Guaranty, assume or otherwise become liable in any respect for the obligations under the Subordinated Notes or the Subordinated Note Agreement, or permit, create or incur, or in any way allow to exist, any mortgage, pledge, security interest, encumbrance, lien or charge of any kind on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, for the purpose of subjecting the same to the payment of the obligations under the Subordinated Notes or the Subordinated Note Agreement.

      (c) Addition of Definitions. The Note Agreement is hereby further amended by adding the following definitions in the appropriate place in Section 8.1:

           "'Subordinated Note Agreement' means that certain Note Purchase Agreement dated as of March l3, 1995 pursuant to which the Company would issue the Subordinated Notes to various shareholders of the Company. "

           "'Subordinated Notes' means the $10,384,000 in original principal amount of the Company's 11.00% unsecured Notes due May 4, 2014, issued pursuant to the Subordinated Note Agreement."

      (d) Amendment to the Definition of "Adjusted Consolidated Tangible Net Worth". The Note Agreement is hereby further amended by deleting the definition of "Adjusted Consolidated Tangible Net Worth" in its entirety and substituting in lieu thereof the following:

           "Adjusted Consolidated Tangible Net Worth" shall mean, as of the date of any determination thereof, the sum of (i) the aggregate amount of

      (a) the capital stock (less treasury stock), surplus and retained earnings of the Constituent Companies and their Restricted Subsidiaries after deducting Minority Interests to the extent included in the capital stock accounts of the Constituent Companies less (b) all good will, patents, trade names, trade marks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, deferred assets other than prepaid insurance and prepaid taxes, the excess of cost of shares acquired over book value of related assets and such other assets as are properly classified as "intangible assets" in accordance with generally accepted accounting principles, all as determined on a consolidated basis by the Constituent Companies and their Restricted Subsidiaries plus (ii) the LIFO Reserve, all as determined on a consolidated basis by the Constituent Companies and their Restricted Subsidiaries, plus (iii) the aggregate principal amount of the Subordinated Notes outstanding."

      (e) Amendment to the Definition of "Consolidated Net Income". The Note Agreement is hereby further amended by deleting the "and" after subsection (h), deleting the period after subsection (i), adding "; and" thereafter, and adding the following subsection (j):

           "(j) any expense for interest arising pursuant to the Subordinated Note Agreement and the Subordinated Notes."

      (f) Amendment to the Definition of "Indebtedness". The Note Agreement is hereby further amended by adding the following at the end of the definition of "Indebtedness":

             "Notwithstanding anything herein to the contrary, no obligation of the Company incurred pursuant to the Subordinated Note Agreement or the Subordinated Notes shall constitute Indebtedness except for purposes of Section 6. 1 hereof."

      SECTION 2. CONSENT. Each of the Noteholders hereby agrees that (i) the dividend in the amount of $10,384,000 to be paid by the Company to its shareholders in connection with the transactions contemplated by the Subordinated Note Agreement and (ii) all payments of principal and interest pursuant to the Subordinated Note Agreement are not prohibited by Section 5.13 of the Note Agreement.

      SECTION 3. REFERENCES TO THE NOTE AGREEMENT. Each reference to the Note Agreement shall be deemed to be a reference to the Note Agreement as amended by this Amendment, and as the Note Agreement may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the Note Agreement.

      SECTION 4. NO DEFAULT. The Constituent Companies hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Constituent Companies arising out of or with respect to any of the obligations under the Note Agreement and the other documents related thereto.

      SECTION 5. BENEFITS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

      SECTION 7. EFFECT. Except as expressly herein amended, the terms and conditions of the Note Agreement and the other documents related thereto shall remain in full force and effect.

      SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

      SECTION 9. DEFINITIONS. All terms defined in the Note Agreement which are used herein shall have the meanings defined in the Note Agreement, unless specifically defined otherwise herein. The Note Agreement shall be further amended by incorporating all terms defined in this Amendment.

                           [Signatures on Next Page]

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Note Agreement to be executed by their duly authorized officers as of the date first above written.

                              PRINTPACK, INC.

                              /s/ R. Michael Hembree
                              -------------------------------------------------
                              By: R. Michael Hembree
                                  ---------------------------------------------
                              Title: VP - Finance
                                     ------------------------------------------

                              PRINTPACK, ENTERPRISES, INC.

                              /s/ R. Michael Hembree
                              -------------------------------------------------
                              By: R. Michael Hembree
                                  ---------------------------------------------
                              Title: VP - Finance
                                     ------------------------------------------

                              PRINCIPAL MUTUAL LIFE
                              INSURANCE COMPANY

                              /s/ Christopher J. Henderson
                              -------------------------------------------------
                              By: Christopher J. Henderson
                                  ---------------------------------------------
                              Title: Counsel
                                     ------------------------------------------

                              /s/ Nora Everett
                              -------------------------------------------------
                              By: Nora Everett
                                  ---------------------------------------------
                              Title: Counsel
                                     ------------------------------------------

                              ALL STATE LIFE INSURANCE
                              COMPANY


                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------


                              CONNECTICUT GENERAL LIFE
                              INSURANCE COMPANY

                              /s/ James G. Schelling
                              -------------------------------------------------
                              By: James G. Schelling
                                  ---------------------------------------------
                              Title: Managing Director
                                     ------------------------------------------


                    [Signatures continued on following page]

                              LIFE INSURANCE COMPANY OF
                              NORTH AMERICA


                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              TEACHERS INSURANCE AND
                              ANNUITY ASSOCIATION OF
                              AMERICA

                              /s/ Raymond J. Albright, Jr.
                              -------------------------------------------------
                              By: Raymond J. Albright, Jr.
                                  ---------------------------------------------
                              Title: Associate Director-Private Placements
                                     ------------------------------------------

                              JEFFERSON-PILOT LIFE INSURANCE
                              COMPANY


                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              CENTRAL LIFE ASSURANCE
                              COMPANY


                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              AMERITAS LIFE INSURANCE CORP.


                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              THE CANADA LIFE ASSURANCE
                              COMPANY


                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              LIFE INSURANCE COMPANY OF
                              NORTH AMERICA

                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              TEACHERS INSURANCE AND
                              ANNUITY ASSOCIATION OF
                              AMERICA

                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              JEFFERSON-PILOT LIFE INSURANCE
                              COMPANY

                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              AMERICAN MUTUAL LIFE INSURANCE
                              (FORMERLY CENTRAL LIFE
                              ASSURANCE COMPANY)

                              /s/ Marsha A. Yelick
                              -------------------------------------------------
                              By: Marsha A. Yelick
                                  ---------------------------------------------
                              Title: Vice President - Fixed Income Investments
                                     ------------------------------------------

                              AMERITAS LIFE INSURANCE CORP.


                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              THE CANADA LIFE ASSURANCE
                              COMPANY

                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              LIFE INSURANCE COMPANY OF
                              NORTH AMERICA


                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              TEACHERS INSURANCE AND
                              ANNUITY ASSOCIATION OF
                              AMERICA


                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              JEFFERSON-PILOT LIFE INSURANCE
                              COMPANY


                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              CENTRAL LIFE ASSURANCE
                              COMPANY


                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              AMERITAS LIFE INSURANCE CORP.


                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              MORGAN GUARANTY TR. CO. OF NY
                              AS TRUSTEE ON BEHALF OF
                              CANADA LIFE ASSURANCE
                              COMPANY INCE & CO., $8,000,000

                              /s/ Ince & Co.
                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                    FOURTH AMENDMENT TO TERM LOAN AGREEMENT


      THIS FOURTH AMENDMENT TO TERM LOAN AGREEMENT dated as of March 13, 1995 by and among PRINTPACK, INC., a Georgia corporation ("Printpack"), PRINTPACK ENTERPRISES, INC., a Georgia corporation ("Enterprises"), PRINTPACK HOLDINGS, LTD., a corporation organized under the laws of the United Kingdom ("Holdings"; together with Printpack and Enterprises, each a "Borrower" and collectively the "Borrowers"), and TRUST COMPANY BANK, a Georgia banking corporation whose principal place of business is at 25 Park Place, Atlanta, Georgia 30301 (the "Bank");

                                  WITNESSETH:

      WHEREAS, the Borrowers and the Bank entered into that certain Term Loan Agreement dated as of December 31, 1991 (as amended the "Loan Agreement"), pursuant to which the Bank agreed to make available to the Borrowers a $25,000,000 term loan;

      WHEREAS, the Borrowers and the Bank entered into that certain First Amendment to Term Loan Agreement dated as of January 22, 1992 whereby the definition of "Permitted Dividends" was amended;

      WHEREAS, the Borrowers and the Bank entered into that certain First Amendment to Term Loan Agreement dated as of December 8, 1993, whereby Holdings was added as a Borrower, certain negative covenants were amended and the Bank waived certain defaults;

      WHEREAS, the Borrowers and the Bank entered into that certain Second Amendment to Term Loan Agreement dated as of November, 1994, whereby certain negative covenants were amended;

      WHEREAS, the Borrowers and the Bank hereby agree, on the terms and conditions set forth herein, to amend the Loan Agreement to permit Printpack to make a certain distribution to its shareholders and incur certain obligations pursuant to the transactions contemplated by that certain Note Purchase Agreement dated as of March 13, 1995 (the "Subordinated Note Agreement") whereby Printpack issued an aggregate amount of $10,384,000 in original principal amount of its 11.00% Notes due May 4, 2014 (the "Subordinated Notes") to various shareholders of Printpack; and

      WHEREAS, the Borrowers and the Bank hereby agree that the incurrence of the new obligations by Printpack will necessitate a revision of certain of the covenants contained in the Loan Agreement and that as a convenience, rather than renegotiating such covenants, the parties will instead treat the new obligations and the interest thereon as equity, or assets or dividends, as the context may require;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

      SECTION 1. AMENDMENT TO LOAN AGREEMENT.

      (a) Addition of Definitions. The Loan Agreement is hereby amended by adding the following definitions in the appropriate place in Section 1. 1:

           "'Subordinated Note Agreement' means that certain Note Purchase Agreement dated as of March 13, 1995 pursuant to which Printpack issued the Subordinated Notes to various shareholders of Printpack."

           "'Subordinated Notes' means the $10,384,000 in original principal amount of Printpack's 11.00% Notes due May 4, 2014, issued pursuant to the Subordinated Note Agreement."

      (b) Amendment of the Definition of "Adjusted Combined Tangible Net Worth". The Loan Agreement is hereby further amended by deleting the definition of "Adjusted Combined Tangible Net Worth" in its entirety and substituting in lieu thereof the following:

           "Adjusted Combined Tangible Net Worth" shall mean, as of the date of any determination thereof, the sum of (i) the aggregate amount of (a) the capital stock (less treasury stock), surplus and retained earnings of the Borrowers less (b) all deferred assets and all other items of the Borrowers which would be considered "intangible assets" under GAAP (such as goodwill, trademarks, service marks, formulae, franchise rights and patents), plus (ii) the amount of any LIFO inventory reserves of the Borrowers, all as determined on a combined basis; plus (iii) the aggregate principal amount of the Subordinated Notes outstanding."

      (c) Amendment of the Definition of "Indebtedness". The Loan Agreement is hereby further amended by adding the following at the end of the definition of "Indebtedness":

      "Notwithstanding anything herein to the contrary, no obligation of Printpack incurred pursuant to the Subordinated Notes or the Subordinated Note Agreement shall constitute Indebtedness except for purposes of
      Section 8.1 hereof."

      (d) Amendment of the Definition of "Long Term Debt". The Loan Agreement is hereby further amended by adding the following at the end of the deflection of "Long Term Debt":

      "Notwithstanding anything herein to the contrary, no obligation of Printpack incurred pursuant to the Subordinated Notes or the Subordinated Note Agreement shall constitute Long Term Debt."

      (e) Amendment of the Definition of "Permitted Dividends". The Loan Agreement is hereby further amended by deleting the definition of Permitted Dividends in its entirety and substituting in lieu thereof the following:

           "Permitted Dividends" shall mean, for the Borrowers on a combined basis for any fiscal year, the sum of (A) the aggregate Imputed Taxes for the shareholders of the Borrowers, (B) payments of principal of and interest on the Subordinated Notes scheduled to be paid during such fiscal year and (C) $2,000,000; provided that any Permitted Dividends not paid in any given year may be paid in any subsequent year.

      (f) Amendment Regarding the Use of the Term "Interest". The Loan Agreement is hereby further amended to provide that the terms "interest" and "interest expense" and similar terms shall not include interest on the Subordinated Notes for purposes of the determination of any of the other defined terms of the Loan Agreement or for making any of the computations necessary to determine the Borrowers' compliance with Section 7.9. Interest on the Subordinated Notes shall be treated as dividends for such purposes.

      (g) Amendment of the Definition of "Restricted Payment". The Loan Agreement is hereby further amended by deleting the definition of "Restricted Payment" in its entirety and substituting in lieu thereof the following:

           "'Restricted Payment' shall mean (i) any direct or indirect distribution, dividend or other payment to any Person on account of any general or limited partnership interest in, or shares of capital stock or other securities, of any of the Borrowers, or (ii) any payment of interest or principal by Printpack on the Subordinated Notes pursuant to the terms of the Subordinated Note Agreement."

      (h) Amendment to Section 7.7. The Loan Agreement is hereby further amended by adding at the end of Section 7.7 the following:

      "Notwithstanding anything to contrary in this Section 7.7, Printpack may pay, in addition to the Restricted Payments permitted herein, a distribution in an amount not to exceed $10,384,000 to its shareholders pursuant to the transactions contemplated by the Subordinated Note Agreement. Such distribution shall not constitute a Permitted Dividend."

      SECTION 2. CONSENT. The Bank hereby agrees that (i) the dividend in the amount of $10,384,000 to be paid by Printpack to its shareholders in connection with the transactions contemplated by the Subordinated Note Agreement and (ii) all payments of principal and interest pursuant to the Subordinated Note Agreement are not prohibited by Section 7.12 of the Loan Agreement.

      SECTION 3. REFERENCES TO THE LOAN AGREEMENT. Each reference to the Loan Agreement shall be deemed to be a reference to the Loan Agreement as amended by this Amendment, and as the Loan Agreement may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the Loan Agreement.

      SECTION 4. NO DEFAULT. The Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists (1) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers arising out of or with respect to any of the obligations under the Loan Agreement and the other documents related thereto.

      SECTION 5. BENEFITS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

      SECTION 7. EFFECT. Except as expressly herein amended, the terms and conditions of the Loan Agreement and the other documents related thereto shall remain in full force and effect.

      SECTION 8. COUNTERPARTS. This Amendment may be executed any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

      SECTION 9. DEFINITIONS. All terms defined in the Loan Agreement which are used herein shall have the meanings defined in the Loan Agreement, unless specifically defined otherwise herein. The Loan Agreement shall be further amended by incorporating all terms defined in this Amendment.

                           [Signatures on Next Page]

      IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Term Loan Agreement to be executed by their duly authorized officers as of the date first above written.

                              PRINTPACK, INC.

                              /s/ R. Michael Hembree
                              -------------------------------------------------
                              By: R. Michael Hembree
                                  ---------------------------------------------
                              Title: VP - Finance
                                     ------------------------------------------

                              PRINTPACK, ENTERPRISES, INC.

                              /s/ R. Michael Hembree
                              -------------------------------------------------
                              By: R. Michael Hembree
                                  ---------------------------------------------
                              Title: VP - Finance
                                     ------------------------------------------

                              PRINTPACK HOLDINGS, LTD.

                              /s/ R. Michael Hembree
                              -------------------------------------------------
                              By: R. Michael Hembree
                                  ---------------------------------------------
                              Title: VP - Finance
                                     ------------------------------------------


                              TRUST COMPANY BANK

                              /s/ Robert V. Honeycutt
                              -------------------------------------------------
                              By: Robert V. Honeycutt
                                  ---------------------------------------------
                              Title: Banking Officer
                                     ------------------------------------------

                              /s/ David H. Eidson
                              -------------------------------------------------
                              By: David H. Eidson
                                  ---------------------------------------------
                              Title: Group Vice President
                                     ------------------------------------------

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT


      THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT dated as of March 13, 1995 by and among PRINTPACK, INC., a Georgia corporation (the "Company"), PRINTPACK ENTERPRISES, INC., a Georgia corporation (together with the Company, the "Constituent Companies"), and EACH OF THE OTHER PERSONS NAMED ON THE SIGNATURE PAGES HEREOF (collectively, the "Noteholders");

                                  WITNESSETH:

      WHEREAS, the Constituent Companies have entered into those separate Note Agreements, each dated as of January 15, 1990 (collectively, the "Note Agreement"), pursuant to which the Constituent Companies issued and sold to the Noteholders an aggregate amount of $25,000,000 of the Constituent Companies' 9.35% Senior Notes Due January 15, 2002;

      WHEREAS, the Constituent Companies and the Noteholders hereby agree, on the terms and conditions set forth herein, to amend the Note Agreement to permit the Company to make a certain distribution to its shareholders and incur certain obligations pursuant to the transactions contemplated by that certain Note Purchase Agreement dated as of March 13, 1995 (the "Subordinated Note Agreement") whereby the Company issued an aggregate amount of $10,384,000 in original principal amount of its 11.00% Notes due May 4, 2014 (the "Subordinated Notes") to various shareholders of the Company; and

      WHEREAS, the Constituent Companies and the Noteholders hereby agree that the incurrence of the new obligations by the Company will necessitate a revision of certain of the covenants contained in the Note Agreement and that as a convenience, rather than renegotiating such covenants, the parties will instead treat the new obligations and the interest thereon as equity, or assets or dividends, as the context may require;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

      SECTION 1. AMENDMENT TO NOTE AGREEMENT.

      (a) Amendment of Section 5.9.

      (i) The Note Agreement is hereby further amended by deleting the first sentence of Section 5.9 in its entirety and substituting in lieu thereof the following:

      "5.9. Dividends, Stock Purchases. The Constituent Companies will not except as hereinafter provided:

      (a) declare or pay any dividends, either in cash or property, on any shares of their capital stock of any class (except dividends or other distributions payable solely in shares of common stock of the Constituent Companies); or

      (b) directly or indirectly, or through any Subsidiary, purchase, redeem or retire any shares of their capital stock of any class or any warrants, rights or options to purchase or acquire any shares of their capital stock (other than in exchange for or out of the net cash proceeds received by the Constituent Companies after January 15, 1990 from the substantially concurrent issue or sale of other shares of capital stock of the Constituent Companies or warrants, rights or options to purchase or acquire any shares of their capital stock); or

      (c) make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of their capital stock; or

      (d) make any Restricted Investment (other than in exchange for or out of the net cash proceeds received by the Constituent Companies after January 15, 1990, from the substantially concurrent issue or sale of shares of capital stock of the Constituent Companies or warrants, rights or options to purchase or acquire any shares of their capital stock); or

      (e) make any payment of principal of or interest on the Subordinated Notes pursuant to the terms of the Subordinated Note Agreement;

      (such declarations or payments of dividends, purchases, redemptions or retirements of capital stock and warrants, rights or options, and all such other distributions, Restricted Investments and other payments on the Subordinated Notes being herein collectively called "Restricted Payments"), unless, after giving effect thereto, (i) the aggregate amount of Restricted Payments made during the period from and after July 1, 1989 to and including the date of the making of the Restricted Payment in question would not exceed the sum of (x) $5,000,000 plus (y) 85% of Consolidated Net Income for the twelve-month period immediately preceding the date of the making of the Restricted Payment in question, computed on a cumulative basis for said entire period (or if such Consolidated Net Income is a deficit figure, then minus 100% of such deficit), and (ii) the Constituent Companies would be permitted to incur at least $1.00 of additional Senior Funded Debt under the provisions of Section 5.7(c)."

      (ii) The Note Agreement is hereby further amended by adding at the end of
Section 5.9 the following:

      "Notwithstanding the foregoing provisions of this Section 5.9, the Company may pay, in addition to the Restricted Payments permitted by this Section, a single distribution to its shareholders in an amount not to exceed $10,384,000 in connection with the transactions contemplated by the Subordinated Note Agreement and the Subordinated Notes. Such distribution shall not be deemed to be a Restricted Payment hereunder."

      (b) Addition of Definitions. The Note Agreement is hereby further amended by adding the following definitions at the appropriate place in Section 8. 1:

           "'Subordinated Note Agreement' means that certain Note Purchase Agreement dated as of March 13, 1995 pursuant to which the Company issued the Subordinated Notes to various shareholders of the Company."

           "'Subordinated Notes' means the $10,384,000 in original principal amount of the Company's 11.00% Notes due May 4, 2014, issued pursuant to the Subordinated Note Agreement."

      (c) Amendment of the Definition of "Consolidated Net Tangible Assets". The Note Agreement is hereby further amended by deleting the definition of "Consolidated Net Tangible Assets" in its entirety and substituting in lieu thereof the following:

           "'Consolidated Net Tangible Assets' shall mean as of the date of any determination thereof the sum of (a) the total amount of all assets of the Constituent Companies and their Restricted Subsidiaries (less depreciation, depletion and other properly deductible valuation reserves) after deducting (i) good will, patents, trade names, trademarks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, deferred assets other than prepaid insurance and prepaid taxes, the excess of cost of shares acquired over book value of the related assets and such other assets as are properly classified as 'intangible assets' in accordance with generally accepted accounting principles, (ii) Minority Interests and (iii) all items which in accordance with generally accepted accounting principles would be included on the liability side of a consolidated balance sheet, except capital stock (less treasury stock), surplus and retained earnings, deferred taxes, the aggregate principal amount of Subordinated Notes outstanding and Funded Debt plus (b) the LIFO Reserve. For purposes of calculating the Consolidated Net Tangible Assets, Investments shall be calculated on the basis of the net book value of such Investments on the books of the Constituent Companies."

      (e) Amendment to the Definition of "Consolidated Net Worth". The Note Agreement is hereby further amended by deleting the definition of "Consolidated Net Worth" and substituting in lieu thereof the following:

           "Consolidated Net Worth' shall mean as of the date of any determination thereof the aggregate amount of (a) capital stock (less treasury stock), surplus and retained earnings of the Constituent Companies and their Restricted Subsidiaries after deducting Minority Interests to the extent included in the capital stock accounts of the Constituent Companies plus (b) the aggregate principal amount of Subordinated Notes outstanding plus (c) the LIFO Reserve, all as determined on a consolidated basis by the Constituent Companies and their Restricted Subsidiaries."

      (f) Amendment of the Definition of "Indebtedness". The Note Agreement is hereby further amended by adding the following at the end of the definition of "Indebtedness":

      "Notwithstanding anything herein to the contrary, no obligation of the Company incurred pursuant to the Subordinated Note Agreement or the Subordinated Notes shall constitute Indebtedness except for purposes of
      Section 6.1 hereof."

      SECTION 2. CONSENT. Each of the Noteholders hereby agrees that (i) the dividend in the amount of $10,384,000 to be paid by the Company to its shareholders in connection with the transactions contemplated by the Subordinated Note Agreement and (ii) all payments of principal and interest pursuant to the Subordinated Note Agreement are not prohibited by Section 5.14 of the Note Agreement.

      SECTION 3. REFERENCES TO THE NOTE AGREEMENT. Each reference to the Note Agreement shall be deemed to be a reference to the Note Agreement as amended by this Amendment, and as the Note Agreement may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the Note Agreement.

      SECTION 4. NO DEFAULT. The Constituent Companies hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Constituent Companies arising out of or with respect to any of the obligations under the Note Agreement and the other documents related thereto.

      SECTION 5. BENEFITS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

      SECTION 7. EFFECT. Except as expressly herein amended, the terms and conditions of the Note Agreement and the other documents related thereto shall remain in full force and effect.

      SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

      SECTION 9. DEFINITIONS. All terms defined in the Note Agreement which are used herein shall have the meanings defined in the Note Agreement, unless specifically defined otherwise herein. The Note Agreement shall be further amended by incorporating all terms defined in this Amendment.

                         [Signatures on following page]

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Note Purchase Agreement to be executed by their duly authorized officers as of the date first above written.

                              PRINTPACK, INC.

                              /s/ R. Michael Hembree
                              -------------------------------------------------
                              By: R. Michael Hembree
                                  ---------------------------------------------
                              Title: VP - Finance
                                     ------------------------------------------

                              PRINTPACK, ENTERPRISES, INC.

                              /s/ R. Michael Hembree
                              -------------------------------------------------
                              By: R. Michael Hembree
                                  ---------------------------------------------
                              Title: VP - Finance
                                     ------------------------------------------


                              MML PENSION INSURANCE
                              COMPANY

                              /s/ Bruce E. Gaudette
                              -------------------------------------------------
                              By: Bruce E. Gaudette
                                  ---------------------------------------------
                              Title: Vice President
                                     ------------------------------------------


                              MASSACHUSETTS MUTUAL LIFE
                              INSURANCE COMPANY

                              /s/ Bruce E. Gaudette
                              -------------------------------------------------
                              By: Bruce E. Gaudette
                                  ---------------------------------------------
                              Title: Vice President
                                     ------------------------------------------


                              AID ASSOCIATION FOR LUTHERANS

                              /s/ James Abitz
                              -------------------------------------------------
                              By: James Abitz
                                  ---------------------------------------------
                              Title: Vice President - Securities
                                     ------------------------------------------

                              /s/ R. Jerry Scheel
                              -------------------------------------------------
                              By: R. Jerry Scheel
                                  ---------------------------------------------
                              Title: Second Vice President - Securities
                                     ------------------------------------------

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

      THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT dated as of March 13, 1995 by and among PRINTPACK, INC., a Georgia corporation (the "Company") and EACH OF THE OTHER PERSONS NAMED ON THE SIGNATURE PAGES HEREOF (collectively, the "Noteholders"),

                                  WITNESSETH:

      WHEREAS, the Company has entered into those separate Note Agreements, each dated as of January 15, 1988 (collectively, the "Note Agreement"), pursuant to which the Company issued and sold to the Noteholders an aggregate amount of $25,000,000 of the Company's 9.90% Senior Notes Due January 15, 1998; and

      WHEREAS, the Company and the Noteholders hereby agree, on the terms and conditions set forth herein, to amend the Note Agreement to permit the Company to make a certain distribution to its shareholders and incur certain obligations pursuant to the transactions contemplated by that certain Note Purchase Agreement dated as of March 13, 1995 (the "Subordinated Note Agreement") whereby the Company issued an aggregate amount of $10,384,000 in original principal amount of its 11.00% Notes due May 4, 2014 (the "Subordinated Notes") to various shareholders of the Company; and

      WHEREAS, the Company and the Noteholders hereby agree that the incurrence of the new obligations by the Company will necessitate a revision of certain of the covenants contained in the Note Agreement and that as a convenience, rather than renegotiating such covenants, the parties will instead treat the new obligations and the interest thereon as equity, or assets or dividends, as the context may require;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

      SECTION 1. AMENDMENT TO NOTE AGREEMENT.

      (a) Amendment to Section 5.8.

      (i) The Note Agreement is hereby further amended by deleting the first sentence of Section 5.8 in its entirety and substituting in lieu thereof the following:

      "5.8. Dividends. Stock Purchases. The Company will not except as hereinafter provided:

      (a) declare or pay any dividends, either in cash or property, on any shares of its capital stock of any class (except dividends or other distributions payable solely in shares of common stock of the Company); or

      (b) directly or indirectly, or through any Subsidiary, purchase, redeem or retire any shares of its capital stock of any class or any warrants, rights or options to purchase or acquire any shares of its capital stock other than in exchange for or out of the net cash proceeds received by the Company after January 15, 1988 from the substantially concurrent issue or sale of other shares of capital stock of the Company or warrants, rights or options to purchase or acquire any shares of its capital stock); or

      (c) make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of its capital stock; or

      (d) make any Restricted Investment (other than in exchange for or out of the net cash proceeds received by the Company after January 15, 1988, from the substantially concurrent issue or sale of shares of capital stock of the Company or warrants, rights or options to purchase or acquire any shares of its capital stock); or

      (e) make any payment of principal of or interest on the Subordinated Notes pursuant to the terms of the Subordinated Note Agreement;

      (such declarations or payments of dividends, purchases, redemptions or retirements of capital stock and warrants, rights or options, and all such other distributions, Restricted Investments and other payments on the Subordinated Notes being herein collectively called "Restricted Payments"), unless, after giving effect thereto, (i) the aggregate amount of Restricted Payments made during the period from and after July 1, 1987 to and including the date of the making of the Restricted Payment in question, would not exceed the sum of (x) $15,000,000 plus (y) 85% of Consolidated Net Income for such period, computed on a cumulative basis for said entire period (or if such Consolidated Net Income is a deficit figure, then minus 100% of such deficit), and (ii) the Company would be permitted to incur at least $1.00 of additional Senior Funded Debt under the provisions of Section 5.6(c). "

      (ii) The Note Agreement is hereby further amended by adding at the end of
Section 5.8. the following:

      "Notwithstanding the foregoing provisions of this Section 5.8, the Company may pay, in addition to the Restricted Payments permitted by this Section, a single distribution to its shareholders in an amount not to exceed $10,384,000 in connection with the transactions contemplated by the Subordinated Note Agreement and the Subordinated Notes. Such distribution shall not be deemed to be a Restricted Payment hereunder."

      (b) Addition of Definitions. The Note Agreement is hereby further amended by adding the following definitions at the appropriate place in Section 8. 1:

      "'Subordinated Note Agreement' means that certain Note Purchase Agreement dated as of March 13, 1995 pursuant to which the Company issued the Subordinated Notes to various shareholders of the Company."

      "'Subordinated Notes' means the $10,384,000 in original principal amount of the Company's 11.00% Notes due May 4, 2014, issued pursuant to the Subordinated Note Agreement."

      (c) Amendment of the Definition of "Consolidated Net Income". The Note Agreement is hereby further amended by deleting "and" after subsection (j), deleting the period after subsection (k), and adding"; and" thereafter, and adding the following subsection (l):

           "(l) any expense for interest arising pursuant to the Subordinated Note Agreement and the Subordinated Notes."

      (d) Amendment of the Definition of "Consolidated Net Tangible Assets". The Note Agreement is hereby further amended by deleting the definition of "Consolidated Net Tangible Assets" in its entirety and substituting in lieu thereof the following:

           "'Consolidated Net Tangible Assets' shall mean as of the date of any determination thereof the total amount of all assets of the Company and its Restricted Subsidiaries (less depreciation, depletion and other properly deductible valuation reserves) after deducting (i) good will, patents, trade names, trademarks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, deferred assets other than prepaid insurance and prepaid taxes, the excess of cost of shares acquired over book value of the related assets and such other assets as are properly classified as 'intangible assets' in accordance with generally accepted accounting principles, (ii) Minority Interests, (iii) all items which in accordance with generally accepted accounting principles would be included on the liability side of a consolidated balance sheet, except capital stock (less treasury stock), surplus and retained earnings, deferred taxes, the aggregate principal amount of Subordinated Notes outstanding and Funded Debt, and (iv) Investments permitted under Section 5.14(g). For purposes of calculating the Consolidated Net Tangible Assets, Investments shall be calculated on the basis of the net book value of such Investments on the books of the Company."

      (e) Amendment to the Definition of "Consolidated Net Worth". The Note Agreement is hereby further amended by deleting the definition of "Consolidated Net Worth" and substituting in lieu thereof the following:

           "'Consolidated Net Worth' shall mean as of the date of any determination thereof the aggregate amount of the capital stock (less treasury stock), surplus and retained earnings of the Company and its Restricted Subsidiaries after deducting Minority Interests to the extent included in the capital stock accounts of the Company, plus the aggregate principal amount of the Subordinated Notes outstanding, all as determined on a consolidated basis by the Company and its Restricted Subsidiaries."

      (f) Amendment of the Definition of "Indebtedness". The Note Agreement is hereby further amended by adding the following at the end of the definition of "Indebtedness":

      "Notwithstanding anything herein to the contrary, no obligation of the Company incurred pursuant to the Subordinated Note Agreement or the Subordinated Notes shall constitute Indebtedness except for purposes of
      Section 6.1 hereof."

      SECTION 2. CONSENT. Each of the Noteholders hereby agrees that (i) the dividend in the amount of $10,384,000 to be paid by the Company to its shareholders in connection with the transactions contemplated by the Subordinated Note Agreement and (ii) all payments of principal and interest pursuant to the Subordinated Note Agreement are not prohibited by Section 5.13 of the Note Agreement.

      SECTION 3. REFERENCES TO THE NOTE AGREEMENT. Each reference to the Note Agreement shall be deemed to be a reference to the Note Agreement as amended by this Amendment, and as the Note Agreement may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the Note Agreement.

      SECTION 4. NO DEFAULT. The Company hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Company arising out of or with respect to any of the obligations under the Note Agreement and the other documents related thereto.

      SECTION 5. BENEFITS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

      SECTION 7. EFFECT. Except as expressly herein amended, the terms and conditions of the Loan Agreement and the other documents related thereto shall remain in full force and effect.

      SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

      SECTION 9. DEFINITIONS. All terms defined in the Note Agreement which are used herein shall have the meanings defined in the Note Agreement, unless specifically defined otherwise herein. The Note Agreement shall be further amended by incorporating all terms defined in this Amendment.

                           [Signatures on Next Page]

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Note Purchase Agreement to be executed by their duly authorized officers as of the date first above written.

                              PRINTPACK, INC.

                              /s/ R. Michael Hembree
                              -------------------------------------------------
                              By: R. Michael Hembree
                                  ---------------------------------------------
                              Title: VP - Finance
                                     ------------------------------------------


                              ALLSTATE LIFE INSURANCE
                              COMPANY

                              PRINTPACK, INC.


                              -------------------------------------------------
                              By:
                                  ---------------------------------------------
                              Title:
                                     ------------------------------------------

                              By:
                              AID ASSOCIATION FOR LUTHERANS

                              /s/ James Abitz
                              -------------------------------------------------
                              By: James Abitz
                                  ---------------------------------------------
                              Title: Vice President - Securities
                                     ------------------------------------------

                              /s/ R. Jerry Scheel
                              -------------------------------------------------
                              By: R. Jerry Scheel
                                  ---------------------------------------------
                              Title: Second Vice President - Securities
                                     ------------------------------------------

NationsBank
P. 0. Box 4899
Atlanta, GA 30302-4899
Tel 404 581-2121




NATIONSBANK


March 9, 1995


Printpack, Inc.
4335 Wendell Drive, S.W.
P.O. Box 43687
Atlanta, Georgia 30378
Attention:  R. Michael Hembree

      Re: $3,500,000 Industrial Development Revenue Bonds (Printpack, Inc.) Series of 1980 (the "Bonds") issued by the Industrial Development Authority of the County of Spotsylvania (the "Authority") for the benefit of Printpack, Inc. (the "Company")

Ladies and Gentlemen:

NationsBank of Georgia, National Association is the owner (the "Bondholder") of all of the outstanding Bonds, and is the bond trustees (the "Trustee") under the Indenture of Trust pursuant to which the Bonds were issued. The purpose of this letter is to evidence the agreement of the Bondholder to waive compliance with certain provisions of the Agreement of Sale dated as of December 1, 1980, as amended (the "Agreement").

The Company has informed us that it plans to make a single distribution to certain shareholders in the amount of $10,383,542 and issue to certain shareholders an aggregate of $10,383,542 in original principal amount of the Company's 11.00% Notes due May 4, 2014, which Notes will be subordinate to the Bonds (collectively, the "Note Transaction").

The Bondholder hereby waives any covenant default under the Agreement that may arise out of the Note Transaction, including but not limited to compliance with the provisions of Section 7.5, 7.8, and 7.9 of the Agreement.

The Bondholder hereby directs the Trustee to execute such waivers or other documents as may be necessary or appropriate under the Indenture of Trust to give effect to the waiver granted hereby.

Except as specifically provided in this waiver, each provision of the Agreement and the Indenture of Trust shall remain in full force and effect.

Very truly yours,

NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, as Bondholder


By: /s/
   ---------------------------------------
Title: Senior Vice President
       -----------------------------------


The undersigned, as Trustee under the Indenture of Trust, hereby consents to the foregoing waiver.

NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, as Trustee

By: /s/
   ---------------------------------------
Title: Vice President
       -----------------------------------

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

      THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT dated as of August 22, 1996 by and among Printpack, Inc., a Georgia corporation (together with its successors and assigns, the "Company") and the Purchasers (the "Purchasers") listed on the signature pages hereto.

      WHEREAS, the Company issued $10,384,000 in aggregate principal amount of its 11.00% Subordinated Notes due May 4, 2014 (the "Notes") to the Purchasers pursuant to the terms of that certain Note Purchase Agreement dated as of March 13, 1995 (the "Note Purchase Agreement") by and among the Company and the Purchasers;

      WHEREAS, in order to finance the purchase of certain assets from James River Corporation of Virginia, a Virginia corporation (the "Seller") and its subsidiaries pursuant to the terms of that certain Asset Purchase Agreement dated as of April 10, 1996 by and between the Seller and the Company, the Company will be refinancing a substantial portion of its existing Indebtedness and incurring certain additional Indebtedness;

      WHEREAS, the parties hereto desire to amend the Note Purchase Agreement in order to reflect the refinancing and incurrence of such Indebtedness, and for certain other purposes;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

      Section 1. Amendment to Note Purchase Agreement.

      (a) The Note Purchase Agreement is hereby amended by deleting Section 4.1 in its entirety and substituting in lieu thereof the following:

      "4.1 MANDATORY PREPAYMENTS.

           The Company shall, without notice, make a prepayment with respect to the Notes, without premium, on May 25, 2005, in an aggregate amount of $3,422,000, to be allocated among the holders of the Notes in proportion pursuant to Section hereof. Notwithstanding anything contained in this Section, on the maturity date of the Notes, the full principal amount of the Notes then outstanding, together with accrued interest thereon, shall be due and payable."

      (b) The Note Purchase Agreement is hereby further amended by deleting
Section 4.2 in its entirety and substituting in lieu thereof the following:

      "4.2 OPTIONAL PREPAYMENTS.

           (a) Upon the terms and subject to the conditions hereinafter set forth, and subject to the approval of the number of holders of the Senior Debt as are required to amend the affirmative covenants under the holders' respective governing document (the "Required Senior Debt Holders"), the Company, at its option, upon notice as provided in Section (b) hereof, may prepay the Notes on any Interest Payment Date either in whole or from time to time in any part, at a prepayment price equal to the aggregate principal amount of the Notes so to be prepaid, plus interest accrued on the amount to be prepaid to the date fixed for prepayment.

           (b) Notice of any prepayment of Notes pursuant to Section shall be given to each holder of the Notes not less than thirty
      (30) nor more than sixty (60) days before the Interest Payment Date fixed for prepayment (the "Optional Prepayment Date"), and shall state: (i) the Optional Prepayment Date, (ii) the aggregate principal amount of the Notes to be prepaid on such Optional Prepayment Date, (iii) the aggregate principal amount of the Notes and the principal amount of each such Note held by such holder to be prepaid, and (iv) the aggregate amount of accrued interest applicable to such prepayment.

           (c) With respect to any Note which is held by an employee of the Company who is not a member of the Love Family, the Company may prepay, without premium, at its sole option, the principal and accrued interest on such Note on a date determined by the Company within 60 days after the termination of such employment for any reason whatsoever, including death."


      (c) The Note Purchase Agreement is hereby further amended by deleting
Section 5.8 in its entirety and substituting in lieu thereof the following:

      "5.8 Intentionally Omitted"

      (d) The Note Purchase Agreement is hereby further amended by deleting subsections (g), (h) and (i) of Section 6.1 and substituting in lieu thereof the following:

           "(g) the Company becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors, or the Company causes or suffers an order for relief to be entered with respect to it under applicable federal bankruptcy law or applies for or consents to the appointment of a custodian, trustee or receiver for the Company or for the major part of the Company's property; or

           (h) a custodian, trustee or receiver is appointed for the Company or for the major part of the Company's property and is not discharged within 60 days after such appointment; or

           (i) bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company and, if instituted against the Company, are consented to or are not dismissed within 60 days after such institution."

      (e) The Note Purchase Agreement is hereby further amended by deleting the definition of "Enterprises" in Section 8.1 thereof in its entirety.

      (f) The Note Purchase Agreement is hereby further amended by deleting the definitions of "Senior Covenant Default", "Senior Debt" and "Senior Payment Default" in Section 7.2 thereof in their entirety and substituting in lieu thereof the following:

           "'Senior Covenant Default' means any default other than a Senior Payment Default, but including a Senior Bankruptcy Default, occurring under any Senior Debt, which event of default permits, or would permit, with the passage of time or the giving of notice or both the holder or holders of such Senior Debt to accelerate the maturity thereof.

           'Senior Debt' means Indebtedness of the Company and its subsidiaries pursuant to (a) the Senior Agreements (including, without limitation, Hedging Obligations owing to lenders that are parties to the Credit Agreement or to Affiliates of such lenders);
      (b) all other Indebtedness for Money Borrowed and Attributable Debt which is hereafter designated by the Company to be Senior Debt; (c) all Obligations of the Company and its subsidiaries with respect to the foregoing clauses (a) and (b), including post-petition interest and (d) all (including all subsequent) renewals, extensions, amendments, refinancings, repurchases or redemptions, modifications, replacements or refundings thereto (whether or not coincident therewith), whether in whole or in part.

           'Senior Payment Default' means any event of default in respect of any payment or prepayment of principal or interest when due with respect to any Senior Debt occurs and is continuing."

      (g) The Note Purchase Agreement is hereby further amended by inserting the following definitions in their appropriate alphabetical order in Section 7.2:

           "'Attributable Debt' in respect of a sale and leaseback transaction means, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with generally accepted accounting principles) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor be extended).

           'Hedging Obligations' means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

           'Obligations' means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

           'Senior Agreements' shall mean each of that certain (a) senior note indenture dated as of August 22, 1996 by and between the Company and the trustee thereof; (b) senior subordinated note indenture dated as of August 22, 1996, 1996 by and between the Company and the trustee thereof; (c) that certain Credit Agreement dated as of August 22, 1996 (the "Credit Agreement") by and among the Company, the lenders from time to time a party thereto and The First National Bank of Chicago, as agent; and (d) any amendments, supplements, modifications, extensions, replacements, substitutions or refinancings of any of the foregoing."

      (h) The Note Purchase Agreement is hereby further amended by deleting the first clause (i) of Section 7.4 in its entirety and substituting in lieu thereof the following:

      "(i) any Senior Debt incurred pursuant to any Senior Agreement has matured by passage of time or by acceleration and has not been paid or".

      Section 2. Reaffirmation. The Company hereby reaffirms all representations and warranties made by the Company to the Purchasers in the Note Purchase Agreement on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

      Section 3. Representations. The Company further represents to the Purchasers that:

      (a) Authorization. The Company has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform the Note Purchase Agreement, as amended by this Amendment, in accordance with its terms.

2
This Amendment has been duly executed and delivered by the duly authorized officers of the Company, and each of this Amendment and the Note Purchase Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights.

      (b) Compliance of Loan Documents with Laws, etc. The execution and delivery of this Amendment, and the performance of the Note Purchase Agreement, as amended by this Amendment, in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise conflict with, result in a breach of or constitute a default under the articles of incorporation or by-laws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it or any of its properties may be bound.

      (c) No Default. No Event of Defaults exists as of the date hereof and, after giving effect to this Amendment, no Event of Default will occur or exist.

      Section 4. References to the Note Purchase Agreement and the Other Loan Documents. Each reference to the Note Purchase Agreement shall be hereby deemed to be a reference to the Note Purchase Agreement as amended by this Amendment, and as may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the Note Purchase Agreement.

      Section 5. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

      Section 7. Effect. Except as expressly herein amended, the terms and conditions of the Note Purchase Agreement shall remain in full force and effect.

      Section 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

      Section 9. Definitions. All terms defined in the Note Purchase Agreement which are used herein shall have the meanings defined in the Note Purchase Agreement, unless specifically defined otherwise herein. The Note Purchase Agreement shall be further amended by incorporating all terms defined in this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Note Purchase Agreement to be executed by their duly authorized officers as of the date first above written.

                              PRINTPACK, INC.


                              By:
                                  ---------------------------------
                              Title:
                                     ------------------------------



                    [Signatures continued on following page]

The foregoing Amendment
  is   hereby accepted as of the
  date first above written.


By:                                          By:
    ------------------------                     ------------------------
    Dennis M. Love                               James E. Love, IV


By:                                          By:
    ------------------------                     ------------------------
    James E. Love, III                           John O. Exum


By:                                          By:
    ------------------------                     ------------------------
    Carol Anne Love Jennison                     August J. Franchini, Jr.


By:                                          By:
    ------------------------                     ------------------------
    William J. Love                              James J. Greco


By:                                          By:
    ------------------------                     ------------------------
    C. Keith Love                                Anthony J. Llorca, Jr.


By:                                          By:
    ------------------------                     ------------------------
    David M. Love                                S. Howard McKinley


By:                                          By:
    ------------------------                     ------------------------
    Catherine C. Love                            Robert B. Paxton


By:                                          By:
    ------------------------                     ------------------------
    Dennis M. Love, Jr.                          G. David Peake


By:                                          By:
    ------------------------                     ------------------------
    Alison T. Love                               Travis D. Shepard


By:
    ------------------------
    John E. Jennison


By:
    ------------------------
    David J. Jennison